UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

SCHEDULE 14A INFORMATION
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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TRISTATE CAPITAL HOLDINGS, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filings proxy statement if other than the registrant)
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TriState Capital Holdings, Inc.
One Oxford Centre, Suite 2700
301 Grant Street Pittsburgh, PA 15219

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 20, 2014

To the Shareholders of TriState Capital Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of TriState Capital Holdings, Inc. ("TriState Capital"), will be held on Tuesday, May 20, 2014, at 9:00 a.m., Eastern Time, at the Rivers Club, located at One Oxford Centre, 301 Grant Street, Suite 411, Pittsburgh, PA 15219, for the purpose of considering and voting on the following matters:

1.	The election of three (3) Class II directors;

2.	The ratification of KPMG LLP as independent registered public accounting firm;

3.	The approval of the 2014 Omnibus Incentive Plan and performance goal criteria;

4.	The approval of the Short-Term Incentive Plan and performance goal criteria; and

5.	The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record of TriState Capital at the close of business on April 1, 2014, are entitled to notice of, vote and attend such meeting or any adjournment thereof.

Your vote is important. In order to assure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy as soon as possible in the enclosed envelope (no postage is required for mailing in the United States) or vote by Internet or by telephone as described in the enclosed materials.

By Order of the Board of Directors,

James F. Bauerle, Secretary

Pittsburgh, Pennsylvania
April 15, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 20, 2014.

Copies of the documents included in this mailing, including the Proxy Statement and our Annual Report, are also available at http://www.tscbank.com/annualmeetingmaterials.

TRISTATE CAPITAL HOLDINGS, INC.

PROXY STATEMENT - TABLE OF CONTENTS

TRISTATE CAPITAL HOLDINGS, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2014

INTRODUCTION

The Board of Directors (the "Board") of TriState Capital Holdings, Inc. ("TriState Capital") is soliciting proxies so that you can vote at its Annual Meeting of Shareholders and any adjournments of that meeting (the "Annual Meeting") which will be held as set forth in the accompanying Notice of Meeting. Even if you currently plan to attend the meeting, we urge you to vote by proxy before the meeting to ensure that your vote will be counted.

MEETING INFORMATION

Voting Procedures and Revocation

If you are a Record Holder. There are three ways you can vote by proxy:

•	You may vote over the Internet by going to https://www.rtcoproxy.com/tsc and entering your control number that appears in the Proxy Materials you receive by mail.

•	You may vote by telephone by calling 1-855-635-6596 and following the recorded instructions. If you vote by telephone, you will also need your control number.

•	You may vote by filling out the proxy card accompanying the copy of this Proxy Statement you receive by mail and sending it back in the envelope provided.

The deadline for record holders to vote by telephone or over the Internet is 3:00 a.m., Eastern Time on May 20, 2014.

If you are a record holder you can revoke your proxy at any time before the vote is taken at the Annual Meeting by submitting to the Company’s Corporate Secretary written notice of revocation, which you can do at the meeting if you attend it after submitting a proxy, or by timely submitting a properly executed proxy of a later date. Written notices of revocation and other communications about revoking proxies should be addressed to the address on the Proxy Card.

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with the instructions received. If you sign and return your proxy card without giving specific voting instructions, your proxy will be voted in accordance with the Board’s recommendations below. Except for procedural matters incident to the conduct of the Annual Meeting, TriState Capital does not know of any matters other than those described in the Notice of Annual Meeting of Shareholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies in their discretion on such matters as recommended by a majority of the Board.

If Your Shares Are Held in Brokerage Accounts or Street Name. Your broker or nominee is the record holder of your shares and you are considered the “beneficial owner” of the shares. As the beneficial owner you have the right to direct your record holder as to how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. As a result, you received these Proxy Materials from your broker or nominee together with instructions as to how to direct the broker or nominee to vote your shares.

It is important for you to give your broker instructions as to how to vote your shares. Pursuant to the rules of the NASDAQ, brokers or other nominees may not exercise discretionary voting power on non-routine matters. Brokers and other nominees who are NASDAQ members have discretionary voting power only with respect to routine matters, such as the ratification of the selection of KPMG LLP as our independent registered public accounting firm. As a result, your broker or nominee will not be able to vote them and a broker non-vote will be deemed to have occurred as to your shares regarding the election of directors and the proposals listed in the Notice of Meeting (other than the ratification of KPMG LLP) unless you return your voting instruction form or submit your voting instructions by telephone or over the Internet in accordance with the instructions you received from your broker or nominee with this Proxy Statement. We urge all stockholders having stock in street name to give instructions so that their votes are counted.

If your shares are held in street name and after you give voting instructions to your broker or nominee you wish to revoke those instructions you will need to follow the instructions of your broker regarding the revocation of your instructions.

Recommendations of Board

For the reasons set forth in more detail later in this Proxy Statement, the Board recommends you vote:

•	FOR the election of James F. Getz, Richard B. Seidel and Richard A. Zappala as Class II members of the Board;

•	FOR ratification of KPMG LLP as our independent registered public accounting firm;

•	FOR adoption of the 2014 Omnibus Incentive Plan and performance goal criteria; and

•	FOR adoption of the Short-Term Omnibus Incentive Plan and performance goal criteria

Record Date; Quorum; Required Vote

The securities that can be voted at the Annual Meeting consist of all issued and outstanding shares of the common stock, without any par value per share, of TriState Capital (the "common stock") with each share entitling its owner to one (1) vote on all matters. Only holders of record of common stock at the close of business on April 1, 2014 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. There were 132 record holders of common stock and 28,690,279 shares of common stock issued and outstanding as of the Record Date.

A quorum is required for the transaction of business at the Annual Meeting. A quorum is the presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted for purposes of determining presence or absence of a quorum, but are not considered a vote cast under the Pennsylvania Business Corporation Law of 1988, as amended (the Act).

The vote required for the four proposals identified in the Notice of Meeting is as follows:

1.	Election of three Class II directors - the duly nominated candidates receiving the highest number of votes will be elected;

2.	The ratification of KPMG LLP as independent registered public accounting firm - a majority of the votes cast by all holders of our common stock at the meeting;

3.	Approval of the 2014 Omnibus Incentive Plan and performance goal criteria - a majority of the votes cast by all holders of our common stock at the meeting; and

4.	Approval of the Short-Term Incentive Plan and performance goal criteria - a majority of the votes cast by all holders of our common stock at the meeting.

In all cases, abstentions and broker-non-votes will have no effect on the vote or in determining whether the required number of votes has been received.

Solicitation of Proxies

The cost of soliciting proxies in the form enclosed herewith will be borne by TriState Capital. In addition to the solicitation of proxies by mail, Internet, and telephone, TriState Capital, through its directors, officers and regular employees, may also solicit proxies personally or by telephone. TriState Capital also may request persons, firms and corporations holding shares of common stock in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners, and TriState Capital will reimburse the holders for their reasonable expenses in so doing.

This statement is first being mailed to the shareholders of TriState Capital on or about April 15, 2014.

PROPOSALS FOR SHAREHOLDER ACTION

PROPOSAL 1
ELECTION OF DIRECTORS

General
The Bylaws of TriState Capital provide that the Board will consist of not less than five (5) nor more than fourteen (14) members. The Board currently consists of twelve (12) members, separated into four (4) classes, with each class having as nearly as possible the same number of directors. There is currently one vacancy on the Board (in Class IV). The terms of the classes are staggered so that one class of directors is elected each year for a term of four (4) years.

Director Nominees
Certain information about the nominees for director, each of whom is presently a member of the Board, is set forth below:

Name	Age	Principal Occupation	Board Class	Director Since
James F. Getz	67	Chairman of the Board, President and Chief Executive Officer, TriState Capital and TriState Capital Bank	II	2006

Richard B. Seidel	72	Chairman of the Board, Girard Partners, Ltd.	II	2007

Richard A. Zappala	76	Board of Directors, The First City Company	II	2007

The Board of Directors Recommends a Vote "FOR" the Election of James F. Getz, Richard B. Seidel and Richard A. Zappala as Class II Members of the Board.

PROPOSAL 2
RATIFICATION OF KPMG LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2014

The Audit Committee recommends ratification of KPMG LLP as our independent registered public accounting firm to audit the books of the Company and its subsidiaries for the year ending December 31, 2014, to report on our internal controls and our consolidated statement of financial position and related statements of income of us and our subsidiaries, and to perform such other appropriate accounting services as our Board may require. KPMG LLP has advised us that they are an independent registered public accounting firm with respect to us, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC.

KPMG LLP served as our independent registered public accounting firm for the year ended December 31, 2013. We expect that a representative of KPMG LLP will attend our Annual Meeting.

Fees for professional services provided by KPMG LLP in each of the last two fiscal years, in each of the following categories are:

	2013	2012
Audit fees	$400,000	$310,000
Audit related fees	413,500	8,500
Tax fees	64,020	19,000
Total	$877,520	$337,500

Fees for audit services include fees associated with the audit of the Company's annual consolidated financial statements included in the Company's 10-K, the reviews of the consolidated financial statements included in the Company's Forms 10-Q, accounting consultation and management's assertions regarding effectiveness of internal controls in compliance with the Federal Deposit Insurance Corporation Improvement Act. Audit related services include fees for comfort letter procedures related to our initial public offering and a private placement offering. $100,000 of the audit related fees in 2013 related to our initial public offering were incurred and billed in 2012. Tax fees include various federal, state and local tax services.

The Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm to assure that the provision of such services does not impair the independent auditor’s independence.

The Board of Directors Recommends a Vote "FOR" the Ratification of KPMG LLP as TriState Capital's Independent Auditors for 2014.

PROPOSAL 3
APPROVAL OF THE OMNIBUS INCENTIVE PLAN
AND PERFORMANCE GOAL CRITERIA

Background and General
Our Board of Directors adopted the Omnibus Incentive Plan (the “Omnibus Plan”) on January 17, 2014. Section 4.22 of the Omnibus Plan stipulates that the Omnibus Plan will only become effective upon approval by TriState Capital’s shareholders. The Omnibus Plan will replace the 2006 Stock Option Plan (the “2006 Plan”).

The Omnibus Plan, which is described below:

•	Broadens the forms and potential effectiveness of equity incentives that can be granted to employees, as compared to the 2006 Option Plan;

•	Greatly enhances our ability to condition awards upon performance, allowing us to better align awards with actions that enhance stockholder value; and

•	Does not increase the number of shares of our common stock that can be awarded to our employees, directors and consultants over the number currently available under the 2006 Plan.

The full text of the Omnibus Plan is attached as Appendix A to this Proxy Statement. To the extent that the following description differs from the text of the Omnibus Plan, the text governs. Because our executive officers and directors are eligible to receive awards under the Omnibus Plan, they may be deemed to have a personal interest in the adoption of this proposal.

Purpose
The purpose of the Omnibus Plan is to (1) broaden the forms and potential effectiveness of equity incentives that can be granted to employees, as compared to the 2006 Option Plan, (2) to attract, retain and motivate officers, directors, key employees and contractors of TriState Capital or its subsidiaries, (3) compensate them for their contributions to TriState Capital or its subsidiaries and encourage them to acquire proprietary interests in TriState Capital, (4) to enhance the alignment of interests of officers, directors, key employees and contractors with those of shareholders of TriState Capital and (5) to assist TriState Capital and its subsidiaries in ensuring that their compensation program does not provide incentives to take imprudent risks or risks that are otherwise inconsistent with TriState Capital’s established risk appetite.

Types of Awards
The Omnibus Plan authorizes the following types of awards:

Stock Options. Stock option awards can be in the form of both incentive stock options (as defined in Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder (the “Code”)) and non-qualified stock options to purchase shares of common stock of TriState Capital. Stock options awarded under the Omnibus Plan will vest and become exercisable in installments (over time or based on performance) in accordance with the award agreement provided to the grantee but in no case can they be exercisable more than 10 years after the date of grant. The exercise price of the options will be determined by the Compensation Committee (the “Committee”) at the time that the award is granted, but must be equal to or greater than the fair market value of shares of common stock of TriState Capital at the time of the award.

The Committee may only grant incentive stock option awards if the grantee is an eligible recipient under the Code and the fair market value of the number of shares subject to such incentive stock option does not exceed $100,000. The Committee may not award incentive stock options to any person who, at the time of such award, owns more than 10% of the total combined voting power of all classes of stock of TriState Capital or any of its subsidiaries unless the exercise price of such incentive stock option is at least 110% of the fair market value of the common stock of TriState Capital and the date on which the incentive stock option expires is not later than the fifth anniversary of the date that such incentive stock option is granted. No grantee is permitted to receive stock option awards or stock appreciation rights covering more than 500,000 shares of common stock of TriState Capital in any calendar year.

Stock Appreciation Rights. Stock appreciation rights may be settled in cash, shares of common stock of TriState Capital, or other forms of payment having a value equal to (i) the difference between fair market value on the date such award is exercised over the exercise price set forth in the grantee’s award agreement, multiplied by (ii) the number of shares with respect to which the stock appreciation right award is being settled. Stock appreciation right awards granted under the Omnibus Plan will vest and become exercisable (over time or based on performance) in accordance with the award agreement but no stock appreciation right award can be exercisable more than 10 years after the date such award was granted. The exercise price must be equal to or greater than the fair market value of shares of common stock of TriState Capital at the time of the award and no grantee can receive stock appreciation rights covering more than 500,000 shares of common stock of TriState Capital in any calendar year.

Restricted Shares. A restricted share award under the Omnibus Plan is a grant of, or an offer by TriState Capital to sell, shares of common stock of TriState Capital subject to certain restrictions. The restrictions on shares persist until the period of restriction concludes as determined by the Committee, and the restrictions may be conditioned on the achievement of certain performance goals or be based on continuing service. Unless otherwise determined by the Committee, during the period of restriction, (i) the grantee will have all of the rights of a shareholder of the class or series of common stock that is the subject of the restricted shares, (ii) dividends paid upon restricted shares will be retained by TriState Capital in an account for the grantee, to be paid to the grantee upon the expiration of the period of restriction, and (iii) any additional shares or other property distributed to the grantee in respect of restricted shares will be subject to the same restrictions applicable to such restricted shares.

Restricted Stock Units. A restricted stock unit award covers a number of shares of common stock of TriState Capital that, upon vesting, may be settled in cash, the issuance of the underlying shares of common stock of TriState Capital (which may consist of restricted shares), or another form of payment. Restricted stock unit awards granted under the Omnibus Plan will vest (over time or based on performance)

in accordance with an award agreement provided to the grantee by the Committee. Until a restricted stock unit award vests and is settled, the grantee only has the rights of a general unsecured creditor of TriState Capital.

Dividend Equivalent Rights. A dividend equivalent right award may be settled in cash, shares of common stock of TriState Capital, or other form of payment that has a value equal to any dividend that would be paid on the shares of common stock of TriState Capital covered by such award as if such shares had been delivered to the grantee. Payments will be made to grantee as determined by the Committee. Until such amounts are paid, the grantee will only have the rights of a general unsecured creditor of TriState Capital.

Other Stock-Based Awards. The Omnibus Plan permits the Committee to grant other types of equity-based or equity-related awards, including the grant or offer for sale of unrestricted shares of common stock of TriState Capital.

Qualified Performance-Based Awards and Criteria. The Omnibus Plan gives the Committee the authority, at the time of the grant of any award described above (other than stock options and stock appreciation rights that otherwise qualify for the exemption under Section 162(m) of the Code (“Section 162(m)”)), to designate such award as a qualified performance-based award in order to qualify such award as “performance-based compensation” under Section 162(m), in which case the award will be conditioned on the attainment of written objective performance goals approved by the Committee within a performance period established by the Committee, which also will have the sole discretion to determine whether the applicable performance goals have been met. No grantee is permitted to receive in excess of 500,000 shares of common stock of TriState Capital in any calendar year pursuant to a qualified performance-based award. The performance goals will be based on one or more of the following objective, corporate-wide criteria (the "Performance Goal Criteria") (a) income or operating income measures (including before or after taxes, such as after-tax operating income); (b) book value or tangible book value measures; (c) revenue, sales, net revenue or net sales measures; (d) gross profit or operating profit measures (including before or after taxes or other similar measures); (e) return measures (including return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, or total shareholder return, cost of funds, earnings per share or other similar measures); (f) cash flow measures (including operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment (in each case before or after dividends) or other similar measures); (g) margin measures (including gross margin, operating margin, cash margin or other similar measures); (h) measures of efficiency (including operating efficiency, productivity ratios or other similar measures); (i) measures of enterprise value or share price; (j) objective measures of customer satisfaction; (k) measures of achievement of expense targets, including level of non-interest expense minus compensation, cost reductions, working capital, cash levels or the acquisition ratio or general expense ratio; (l) measures of economic value added; (m) market share measures; (n) measures of balance sheet or capital markets achievements (including debt reductions, leverage ratios, ratings achievements or other similar measures); (o) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, acquisitions and divestitures, recruiting and maintaining personnel or regulatory profile; (p) measures of investment performance; (q) measures of risk; (r) measures related to internal liquidity management (including dividends from subsidiaries to TriState Capital or other similar measures); (s) credit management (rated credits, and non-performing assets); (t) net portfolio loan growth; (u) average non-brokered deposit growth; (v) portfolio profitability; (w) swap fee income; (x) objective measures of regulatory relations and compliance; (y) completion of strategic projects (e.g. acquisitions, loan pool purchase from strategic relationship); and (z) net assets under management.

Available Shares of Common Stock
The total number of shares of common stock that may be granted under the Omnibus Plan is the number of authorized shares of common stock of TriState Capital remaining available under the 2006 Plan as of the date of shareholder approval, plus any shares of common stock issued pursuant to the 2006 Plan that are forfeited, canceled, expired or otherwise terminated. If the Omnibus Plan is approved, the shares reserved for grants under the 2006 Plan shall no longer be available for grants under that plan, but shall instead be reserved for grants under the Omnibus Plan.

As of March 20, 2014, there were 2,482,232 shares of common stock issuable under outstanding options granted under the 2006 Plan and 1,505,268 shares of common stock remaining available for issuance under the 2006 Plan.

The Committee is required to adjust the total number of shares of common stock of TriState Capital authorized under the Omnibus Plan and the number of shares subject to particular awards in order to prevent the enlargement of the benefits or potential benefits intended to be made available to grantees as a result of any change in corporate structure or change to the total number of authorized shares of common stock of TriState Capital.

Share Counting and Cost of Plan
The total number of shares of common stock of TriState Capital available under the Omnibus Plan will be reduced by one share for every share subject to an award of stock options or stock appreciation rights, restricted shares, restricted stock units, dividend equivalent rights, and other equity-based or equity-related awards, unless any such awards may only be settled in cash. If an award under the Omnibus Plan is forfeited, canceled, expired or otherwise terminated, any shares of common stock of TriState Capital subject to that award will again be available under the Omnibus Plan. Shares that are retained by TriState Capital or are delivered by the grantee to TriState Capital to pay the exercise price or tax withholding obligation in connection with the exercise, net settlement or vesting of Awards do not become available again for future grants under the Plan.

The shareholders are not asked in connection with a vote to approve the Omnibus Plan to approve an increase in the number of shares reserved for grants. The method of counting shares used in the Omnibus Plan could, however, increase the cost of the Omnibus Plan to shareholders over the cost of the 2006 Plan because the Omnibus Plan authorizes grants in the form of restricted stock, restricted stock units and unrestricted stock, whereas the 2006 Plan authorized only grants of stock options. The change could result in TriState Capital having to recognize additional expense in its financial statements to the extent grants are made in the form of restricted stock, restricted stock units and unrestricted stock rather than as stock options.

Term
The Omnibus Plan will terminate on the tenth anniversary of its approval by the stockholders of TriState Capital, unless terminated earlier by the Board.

Eligibility
Under the Omnibus Plan, awards may be made to employees, contractors, directors or, solely with respect to their final year of service, former employees.

Administration and Director Limits
The Omnibus Plan will be administered by the Committee, all of the members of which are independent directors under the applicable federal securities laws and “outside directors” as defined under applicable federal tax laws. The Committee is authorized to determine the persons who will receive awards, the time when awards will be granted, the terms of such awards and the number of shares of common stock of TriState Capital, if any, which will be subject to such awards. The Committee is authorized to establish rules and regulations as it deems necessary for the proper administration of the Omnibus Plan. To the extent permitted by applicable law and applicable rules and regulations of NASDAQ or the Charter of the Committee, the Committee may (i) delegate any of its powers to a subcommittee or one of its members, (ii) allocate among its members any of its administrative responsibilities and (iii) except with respect to matters involving qualified performance-based awards, delegate to one or more officers of TriState Capital the determination of awards to employees who are not officers of TriState Capital. For purposes of approving awards to the President and Chief Executive Officer, the “Committee” shall consist of all the independent, non-employee, outside directors of the TriState Capital Board of Directors.

In addition to the individual limits established for stock options, stock appreciation rights and performance-based awards, no director will be eligible to receive, solely with respect to his or her service as a director, awards of more than 50,000 shares of common stock of TriState Capital in any calendar year under the Omnibus Plan.

Withholding Taxes
Whenever shares of common stock of TriState Capital are to be issued in satisfaction of awards granted under the Omnibus Plan, TriState Capital or the relevant subsidiary of TriState Capital may deduct or withhold from any payment or distribution to a grantee the minimum amount required to meet any tax withholding obligation. Alternatively, the Committee may require the grantee to remit cash or other form of payment to TriState Capital or a subsidiary of TriState Capital in an amount sufficient to satisfy any applicable withholding obligation.

Additional Provisions
No award (or rights and obligations thereunder) granted to any person under the Omnibus Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of by the grantee. Awards under the Omnibus Plan will be subject to the clawback policy, recapture policy, and share ownership and holding requirement policy, if any, adopted by TriState Capital from time to time. TriState Capital will have the right to offset against its obligation to deliver shares of common stock of TriState Capital (or cash, or other securities or property) under the Omnibus Plan any outstanding amounts owed by the grantee to TriState Capital or a subsidiary of TriState Capital.

Change in Control
The Committee may provide in any award agreement for the acceleration of exercisability, lapse of restrictions, deemed satisfaction of performance goals or any other manner of acceleration with respect to any award under the Omnibus Plan in the event of a change in control of TriState Capital. However, any such acceleration of vesting or exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding awards in the event of a change in control may only occur if either (i) the change in control actually occurs and the grantee’s employment is terminated by TriState Capital or a subsidiary of TriState Capital without cause or by the employee with good reason, or (ii) all such awards are to be settled for cash or securities and terminated or canceled in connection with the change in control.

Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate the Omnibus Plan at its discretion, provided, however, that the approval of stockholders of TriState Capital is required (i) to the extent required by applicable law (ii) for a material increase to the benefits available under the Omnibus Plan, (iii) for a reduction to the exercise price of stock options or stock appreciation rights issued and outstanding under the Omnibus Plan and (iv) to permit the sale or other disposition of an award of a stock option or a stock appreciation right to an unrelated third party. Unless required by law, the Board may not amend the Omnibus Plan in a manner that adversely affects a grantee with respect to his or her currently outstanding award. Unless earlier terminated by the Board, the Omnibus Plan will terminate on the tenth anniversary of its approval by the stockholders of TriState Capital.

Federal Tax Consequences
The following is a summary of the principal United States federal income tax consequences applicable to Omnibus Plan grantees and TriState Capital and is based upon an interpretation of current federal tax laws and regulations and may be inapplicable if such laws and regulations are modified. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the Omnibus Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). The Omnibus Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Incentive Stock Options. Options issued under the Omnibus Plan and designated as incentive stock options are intended to qualify under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, a grantee who has been granted an incentive stock option will not recognize income and TriState Capital will not be entitled to a deduction at the time of the grant or exercise of the option; provided, however, that the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the common stock is at least two years from the date the option was granted and at least one year from the date the common stock was transferred to the grantee. If this holding period is satisfied, any gain or loss realized on a subsequent disposition of the common stock will be treated as a long-term capital gain or loss. If this holding period is not met, then, upon such “disqualifying disposition” of the common stock, the grantee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock at the time of exercise over the option price limited, however, to the gain on sale. Any further gain (or loss) realized by the grantee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the grantee recognizes ordinary income upon a disqualifying disposition, TriState Capital generally will be entitled to a tax deduction in the same amount. If, however, the grantee meets the applicable holding period, TriState Capital will generally not be entitled to a tax deduction with respect to capital gains recognized by the grantee.

Nonqualified Stock Options and Stock Appreciation Rights. A grantee will generally not recognize income at the time a nonqualified stock option is granted. Rather, the grantee recognizes compensation income only when the nonqualified stock option is exercised. The amount of income recognized is equal to the excess of the fair market value of the common stock received over the sum of the exercise price plus the amount, if any, paid by the grantee for the nonqualified stock option. TriState Capital is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the grantee. Upon a subsequent disposition of the common stock acquired under a nonqualified stock option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the common stock is disposed of within one year after the nonqualified stock option is exercised and long-term if the common stock was held more than 12 months as of the sale date.

Stock Appreciation Rights. Stock appreciation rights are treated very similarly to nonqualified stock options for tax purposes. A grantee receiving a stock appreciation right will not normally recognize any taxable income upon the grant of the stock appreciation right. Upon the exercise of the stock appreciation right, the grantee will recognize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise or (ii) if common stock or other property is received, upon the exercise of the stock appreciation right, the fair market value of the common stock or other property received. TriState Capital will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the grantee.

Dividend Equivalent Rights. A grantee receiving a dividend equivalent right will not normally recognize any taxable income upon the grant of the dividend equivalent right. Upon payment by TriState Capital of the dividend equivalent, the grantee will recognize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise or (ii) if common stock or other property is received, the fair market value of the common stock or other property received. TriState Capital will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the grantee.

Unrestricted Stock. The tax consequences of receiving common stock pursuant to any stock bonus award under the Omnibus Plan are similar to receiving cash compensation from TriState Capital, unless the common stock awarded is restricted stock (i.e., subject to a substantial risk of forfeiture). If the shares of common stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the grantee must recognize ordinary income equal to the fair market value of the common stock received less any amount paid for common stock.

Restricted Stock. A grantee that receives a restricted stock award under the Omnibus Plan will normally not be required to recognize income for federal income tax purposes at the time of grant, nor is TriState Capital entitled to any deduction, to the extent that the common stock awarded has not vested (i.e., no longer subject to a substantial risk of forfeiture). When any part of a restricted stock award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested common stock on the vesting date. The grantee may, however, make an election, referred to as a Section 83(b) election, within thirty days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the fair market value of the common stock on the grant date. If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the grantee. TriState Capital will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the vested common stock, the grantee will realize short-term or long-term capital gain or loss depending on the holding period.

Restricted Stock Units. Under current tax law, a grantee who receives restricted stock units will not recognize taxable income for federal income tax purposes until the common stock underlying the restricted stock units is actually issued to the grantee or the restricted stock units are settled in cash. Upon settlement, the grantee will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the common stock or cash received, and TriState Capital will be entitled to a corresponding deduction. If the grantee is an employee of TriState Capital, the grantee will be subject to Social Security and Medicare taxes at the time the restricted stock units vest, even though none of the common stock underlying the restricted stock units is issued or no cash is paid at that time. However, no additional Social Security or Medicare taxes will be due when the common stock subject to the vested restricted stock units is subsequently issued or a cash settlement is paid (even if the market value of the common stock has increased).

Limitations on TriState Capital’s Deductions; Consequences of Change in Control. With certain exceptions, Section 162(m) of the Code limits TriState Capital’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our Chief Executive Officer and three other highest-paid executive officers). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. We generally intend for stock options, stock appreciation rights and performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the Omnibus Plan to satisfy the requirements of qualified performance-based compensation and therefore expect to be entitled to a deduction with respect to such awards. In addition, if a change in control of TriState Capital causes awards under the Omnibus Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the grantees could, in some cases, be considered to have received “excess parachute payments,” which could subject grantees to a 20% excise tax on the excess parachute payments and could result in a disallowance of our deductions under Section 280G of the Code.

Internal Revenue Code Section 409A. Awards of stock options, stock appreciation rights, restricted stock units, stock bonus awards and performance awards under the Omnibus Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation, interest and tax penalties in the year the award vests. It is our intent that awards under the Omnibus Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

The Board of Directors Recommends a Vote “FOR” the Adoption of the 2014 Omnibus Incentive Plan and Performance Goal Criteria.

PROPOSAL 4
APPROVAL OF THE SHORT-TERM INCENTIVE PLAN
AND PERFORMANCE GOAL CRITERIA

Background and General
Our Board of Directors adopted the Short-Term Incentive Plan (the “STI Plan”) on January 17, 2014. Under Section 6.1 of the STI Plan, if the STI Plan is approved by TriState Capital’s shareholders, the STI Plan will be effective for Performance Periods starting after January 1, 2014 and will terminate December 31, 2018. Shareholder approval of the performance goal criteria set forth in the STI Plan is requested to qualify payments under the STI Plan as performance-based compensation under Section 162(m) of the Code, if so designated by the Committee.

The STI Plan, which is described below, will:

•
Support our high performance culture by providing participants with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the relevant performance period;

•	Promote tax efficiency by providing a form of award that can qualify as a performance-based award under Section 162(m) of the Code; and

•
Not increase the number of shares of our common stock that can be awarded to our employees, directors and consultants over the number currently available under the 2006 Plan since any stock-based incentives under it are subject to and paid under the terms and conditions of the Omnibus Plan, if it is approved.

The STI Plan, if approved, will not be exclusive. The Board and the Committee retain authority to adopt incentives or approve bonuses or other cash incentives, or awards under the Omnibus Plan, in addition to or in lieu of awards under the STI Plan.

The full text of the STI Plan is attached as Appendix B to this Proxy Statement. To the extent that the following description differs from the text of the STI Plan attached as Appendix B, the text attached as Appendix B governs the terms and provisions of the STI Plan. Because the executive officers of TriState Capital are eligible to receive awards under the STI Plan, they may be deemed to have a personal interest in the adoption of this proposal.

Purpose
The purpose of the STI Plan is to support TriState Capital’s high-performance culture, promote articulated strategic and financial performance objectives, and retain and motivate the officers and key employees of TriState Capital and its subsidiaries who have been designated by the Committee to participate in the STI Plan for a specified performance period. Performance periods may consist of one or more fiscal years or a portion of a fiscal year. The STI Plan provides participants with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the relevant performance period. The purpose of the STI Plan is also to promote greater tax efficiency by providing a form of award that can qualify as performance-based awards under Section 162(m) of the Code.

Types of Awards
General. The STI Plan includes both cash awards and certain equity-based awards, which include stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based or equity-related awards. STI Plan awards that are payable in the form of stock, if any, are granted under and are subject to the terms and conditions of the Omnibus Plan, including the share reserve and share counting provisions of the Omnibus Plan. No shares will be separately issued under the STI Plan.

The Committee will establish an award or award range for each participant in the STI Plan at the time that it establishes performance goals for a particular performance period (established by the Committee), and such awards will be based upon the achievement of one or more specified targets or metrics relating to such performance goals. The performance goals will be based on one or more of the objective, corporate-wide goals that are set forth in Section 4.1 of the STI Plan and in this summary below.

Qualified Performance-Based Awards and Criteria. The STI Plan and the Omnibus Plan give the Committee the authority, at the time of the grant of any award described above (other than stock options and stock appreciation rights that otherwise qualify for the exemption under Section 162(m) of the Code (“Section 162(m)”)), to designate such award as a qualified performance-based award in order to qualify such award as “performance-based compensation” under Section 162(m). The Committee is not required to grant awards that satisfy Section 162(m). If the Committee designates an award as a qualified performance-based award, such award will be conditioned on the attainment of written objective performance goals approved by the Committee within a performance period in compliance with Section 162(m). The performance goals of a qualified performance-based award will be based on the one or more of the objective, corporate-wide Performance Goal Criteria described above with regard to the Omnibus Plan. See "Proposal 3 Types of Awards - Qualified Performance-Based Awards and Criteria." for a list of the Performance Goal Criteria.

The Committee may select all or a portion of the Performance Goal Criteria for use with respect to any award period and may vary the Performance Goal Criteria used from period to period. At the discretion of the Committee the specific Performance Goal Criteria selected for use under the STI Plan for a period is not required to be the same as the specific Performance Goal Criteria selected for use for awards under the Omnibus Plan for the same period. The Committee will specify the Performance Goal Criteria and targets to be achieved and a minimum acceptable level of achievement, below which no payment will be made. No payment will be made with respect to a qualified performance-based award unless the Committee has certified in writing that the relevant performance goals have been satisfied.

Available Shares of Common Stock
Equity-based awards, if any, are granted under and subject to the all the terms, conditions, and limitations set forth in the Omnibus Plan, which are described in more detail under "Proposal 3 Approval of Omnibus Incentive Plan and Performance Goal Criteria" above.

Term
The STI Plan will terminate on December 31, 2018, unless terminated earlier by the Board.

Eligibility
All employees of TriState Capital and its subsidiaries are eligible to participate. It is expected that the Chairman, President and Chief Executive Officer, the Vice Chairman & Chief Financial Officer, the President-Commercial Banking, the President-Private Banking, the Regional Presidents, and select management and administrative employees will participate.

Administration and Limitation
The STI Plan will be administered by the Committee, all of the members of which are independent directors under the applicable federal securities laws and “outside directors” as defined under applicable federal tax laws. The Committee is authorized to establish performance periods, designate participants eligible to receive awards in each performance period, establish performance goals and other terms and conditions that apply to each award, establish award pools for classes of participants and allocate portions of such awards among such participants, determine whether and to the extent that performance goals have been met, determine whether an award will be paid in cash or Stock-Based Awards, determine whether an award can be granted that is not intended to satisfy the requirements of Section 162(m) and to adopt, revise, suspend, waive or repeal rules, guidelines and procedures for the STI Plan. The Committee may delegate its authority under the STI Plan to the Chief Executive Officer or any other executive officer of TriState Capital or a subsidiary of TriState Capital; however, with respect to “covered employees” as defined in Section 162(m), only the Committee may designate such employees to participate in the STI Plan for a particular performance period, establish performance goals for such employees and certify achievement of such performance goals. For purposes of approving awards to the President and Chief Executive Officer, the “Committee” shall consist of all the independent, non-employee, outside directors of the TriState Capital Board of Directors. No participant may receive payments, whether in cash or stock-based awards or a combination thereof, under the STI Plan during any calendar year having an aggregate value of more than $10,000,000.

Withholding Taxes
TriState Capital will have the right to require, prior to the payment of any amount pursuant to an award under the STI Plan, payment by the participant of any federal, state, local or other taxes that may be required to be withheld or paid in connection with such award. With respect to Stock-Based Awards, participants may be subject to further tax withholding measures set forth in the Omnibus Plan.

Additional Provisions
No award under the STI Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by TriState Capital. Unless otherwise stipulated by the Committee with respect to the award, if a participant’s employment with TriState Capital terminates for any reason other than death, disability, retirement, resignation for good reason or termination by TriState Capital without cause before the date on which an award becomes payable, the participant forfeits such award. Awards under the STI Plan will be subject to the clawback policy or recapture policy, if any, adopted by TriState Capital from time to time.

Change in Control
The Committee may provide with respect to any award whether, and the extent to which, such award will be paid in the event of a change in control of TriState Capital. Stock-Based Awards will be subject to certain provisions relating to the change in control of TriState Capital set forth in the Omnibus Plan.

Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate the STI Plan at its discretion, subject to the approval of stockholders of TriState Capital required by applicable law, rule or regulation, including Section 162(m) of the Code. Unless terminated earlier by the Board, the STI Plan will automatically terminate on December 31, 2018.

Federal Tax Consequences
The following is a summary of the principal United States federal income tax consequences applicable to STI Plan participants and TriState Capital and is based upon an interpretation of current federal tax laws and regulations and may be inapplicable if such laws and regulations are modified. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the STI Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). The STI Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

For a summary of the federal tax laws that pertain to any portion of an STI Plan award that is a stock-based award paid under and subject to the Omnibus Plan, see the discussion under “Federal Tax Consequences” in Proposal 3.

Limitations on TriState Capital’s Deductions; Consequences of Change in Control. Participants will recognize compensation taxable as ordinary income upon receipt of cash awards pursuant to the STI Plan, and TriState Capital will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant. With certain exceptions, Section 162(m) of the Code limits TriState Capital’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our Chief Executive Officer and three other highest-paid executive officers). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. We generally intend for stock options, stock appreciation rights and performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the Omnibus Plan to satisfy the requirements of qualified performance-based compensation and therefore expect to be entitled to a deduction with respect to such awards. In addition, if a change in control of TriState Capital causes awards under the STI Plan or Omnibus Plan to accelerate vesting or is deemed to result in the attainment of performance goals, participants could, in some cases, be considered to have received “excess parachute payments,” which could subject grantees to a 20% excise tax on the excess parachute payments and could result in a disallowance of our deductions under Section 280G of the Code.

Internal Revenue Code Section 409A. Awards under the STI Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation, interest and tax penalties in the year the award vests. It is our intent that awards under the STI Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

The Board of Directors Recommends a Vote “FOR” the Adoption of the Short-Term Incentive Plan and Performance Goal Criteria.

BOARD AND COMMITTEE MATTERS

General
Our board of directors is composed of 12 members and is divided into four classes of directors, serving staggered four-year terms. There is currently one vacancy on the Board (and the Board of TriState Capital Bank). Approximately one-fourth of our board of directors is elected by the shareholders at each annual shareholders’ meeting for a term of four years, and the elected directors hold office until their successors are duly elected and qualified or until their earlier death, resignation or removal.

The board of directors of TriState Capital Bank also consists of 12 members, all of whom are members of our board of directors and elected by TriState Capital as sole shareholder.

In connection with the original investment of Lovell Minnick in preferred stock of TriState Capital, which was converted into common stock as part of our initial public offering, James E. Minnick as the designee of the funds became one of our directors and a director of TriState Capital Bank in August 2012. In addition, the Lovell Minnick funds are entitled to one nonvoting observer to our board of directors and to the board of directors of TriState Capital Bank. Under our agreements with the Lovell Minnick funds, as modified in connection with our initial public offering, we agreed that, for so long as the Lovell Minnick funds collectively own more than 4.9% of our outstanding common stock, when Mr. Minnick's term as a director ends we will cause one nominee of the Lovell Minnick funds to be nominated for election to our board of directors.

The following table sets forth certain information regarding our directors and executive officers as of April 1, 2014:

Name	Age	Position with TriState Capital Holdings, Inc.	Position with TriState Capital Bank	Director Since	Director Until / Class
Helen Hanna Casey	65	Director	Director	2006	2016 / Class IV
E.H. (Gene) Dewhurst	67	Director	Director	2006	2015 / Class III
James J. Dolan	59	Director	Director	2006	2017 / Class I
James F. Getz	67	Chairman, President, Chief Executive Officer, and Director	Chairman, President, Chief Executive Officer, and Director	2006	2014 / Class II
James H. Graves	65	Director	Director	2011	2017 / Class I
James E. Minnick	65	Director	Director	2012	2016 / Class IV
A. William Schenck III	70	Vice Chairman and Director	Vice Chairman and Director	2006	2015 / Class III
Richard B. Seidel	72	Director	Director	2007	2014 / Class II
Mark L. Sullivan	66	Vice Chairman, Chief Financial Officer, and Director	Vice Chairman, Chief Financial Officer, and Director	2006	2017 / Class I
John B. Yasinsky	74	Director	Director	2006	2015 / Class III
Richard A. Zappala	76	Director	Director	2007	2014 / Class II

There is currently one vacancy on our Board in Class IV as the result of the resignation on March 4, 2014, of Michael J. Farrell, who also served as the chairperson of our Audit Committee. Our Nominating and Corporate Governance Committee and board are working to fill that directorship with a person who, among his or her qualifications, is qualified to be an audit committee financial expert under the applicable rules of the SEC and NASDAQ.

Board of Directors and Executive Officers
A brief description of the background of each of our directors and executive officers is set forth below. All of our executive officers also serve as directors for TriState Capital and TriState Capital Bank. No director or executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other director or executive officer.

Helen Hanna Casey. Since 1991 Ms. Casey has served as president and a director of Hanna Holdings, Inc., a multi-state residential and commercial real estate business. She also serves as a director of West Penn Multi-List, Inc. (regional real estate listing service), Strategic Investment Fund (regional real estate development enterprise), Allegheny Conference on Community Development (civic and economic development enterprise) and chairwoman of Greater Pittsburgh Chamber of Commerce. A graduate of Georgian Court University, Ms. Casey holds the professional designations of GRI (Graduate Realtors Institute) and CRB (Certified Residential Broker). Ms. Casey’s real estate industry experience as well as her business and civic leadership roles and experience qualify her to serve on our board of directors.

E.H. (Gene) Dewhurst. Since 1992 Mr. Dewhurst has served as vice president-finance and treasurer, and since 1998 as a director, of Falcon Seaboard, Houston, TX, a diversified group of affiliated companies with interests in industries including energy production, services, and investments. Mr. Dewhurst has also been actively involved in the banking industry, spending twenty years working as a corporate lender; subsequent to that time, he served on bank boards, prior to joining TriState Capital Bank’s board. He also was, from 2003 to 2009, a director of the United Fuel & Energy Corporation, a publicly-traded distributor of gasoline, diesel and lubricant products that was acquired by Southern Counties Oil Co. in 2009. He is actively involved in civic and religious organizations, including the Houston Symphony. A graduate of the University of Texas and the Southwestern Graduate School of Banking at Southern Methodist University, Mr. Dewhurst’s experience in business and banking qualifies him to serve on our board of directors.

James J. Dolan. Since 1998 Mr. Dolan has served as managing partner of Voyager Group L.P., and is managing member of Voyager Holdings II, LLC, a diversified company that invests in and operates businesses in the technology, financial service, aviation and natural resource industries. Mr. Dolan also serves as chairman of Ascent Data, a company he founded in 2009 that provides cloud computing solutions and data center services to middle market companies and law firms. Mr. Dolan’s prior financial services industry experience includes tenure as a senior officer of Federated Investors, Inc., President and Chief Executive Officer of Federated Services Company, Chairman and CEO of Liberty Bank and Trust Company, and current service as a director of asset management company PlanMember Services Corp.  A graduate of Villanova University and Duquesne University School of Law, Mr. Dolan’s experience listed above qualifies him to serve on our board of directors.

James F. Getz. Mr. Getz has served as the Chairman of the Board and Chief Executive Officer of TriState Capital and TriState Capital Bank since they commenced business operations in 2007. He has spent his entire career in the financial services industry, having held multiple senior positions with Federated Investors, Inc., including as a director of that company and as President of Federated Securities Corp. and President and Director of Federated Bank & Trust Company. A graduate of King’s College, Mr. Getz holds a masters degree from Villanova University. Mr. Getz’s experience, as well as his long-standing business and banking relationships within our primary markets, qualify him to serve on our board of directors.

James H. Graves. Since 2001 Mr. Graves has served as managing director and partner of Erwin, Graves & Associates, LP, a Dallas, Texas financial services management consulting firm, and he currently serves as a director of Cash America International, Inc., Hallmark Financial Services, Inc. and BankCap Partners, LP. Prior financial services experience of Mr. Graves includes being Chief Operating Officer of J.C. Bradford & Company, a regional investment banking firm, and Dean Witter Reynolds, Inc., a national investment banking company, as well as commercial lending experience at Citibank. A graduate of Trinity College, Mr. Graves’ experience as an executive officer and director of financial services companies and other businesses qualifies him to serve on our board of directors.

James E. Minnick. Mr. Minnick has served as president and as a member of the board of managers of Lovell Minnick Partners LLC, a Philadelphia, Pennsylvania private equity firm, since 1999. Before forming that firm, Mr. Minnick was President and CEO of Morgan Grenfell Capital Management, an indirect subsidiary of Deutsche Bank, and an officer of SEI Investments and A.G. Becker Company. A graduate of the University of Denver, Mr. Minnick holds directorships with Kanaly Holdings LLC and its subsidiary Kanaly Trust LTA, a Houston, Texas trust company, and Venis Holdings, Inc., of New York City. Mr. Minnick is also actively involved with Children’s Hospital of Philadelphia and The Episcopal Academy. Mr. Minnick’s career-long activities supporting growth and development of commercial, financial and charitable enterprises qualify him to serve on our board of directors.

A. William Schenck III. Since 2007 Mr. Schenck has served, first as President and then, starting in 2013, as the Vice Chairman, of TriState Capital and TriState Capital Bank. Mr. Schenck’s prior experience includes service as Secretary, Pennsylvania Department of Banking, Chairman and CEO, Fleet Mortgage Group, Vice Chairman, Great Western Financial Corporation, and multiple executive and managerial roles at PNC Bank. Mr. Schenck has also played an active role in numerous civic and economic development enterprises, including the Allegheny Conference on Community Development, the Pennsylvania Economy League, the Pennsylvania Housing Finance Agency and a number of boards and agencies of Pennsylvania state government. A graduate of the University of Virginia, Mr. Schenck’s career in banking, business, community and government service qualify him to serve on our board of directors.

Richard B. Seidel. Since 1997 Mr. Seidel has served as the Chairman of Girard Partners, Ltd., a registered investment advisory firm. In addition, since March 2009 he has served as the Chairman of Girard Capital, LLC a registered broker-dealer and he serves on the board of directors of Wilmington Funds, a mutual fund affiliate of M&T Bank. Mr. Seidel’s other financial services industry experience includes development of a proprietary mutual fund for a bank and multiple legal and banking roles with Girard Bank, N.A. A graduate of Georgetown University and St. John’s University School of Law, Mr. Seidel's experience in banking and investment management qualify him to serve on our board of directors.

Mark L. Sullivan. Mr. Sullivan has served as the Vice Chairman and Chief Financial Officer of TriState Capital and TriState Capital Bank since they commenced business operations in 2007. As a certified public accountant, Mr. Sullivan was a partner of Ernst & Young and Price Waterhouse for more than 20 years. For those firms, he had client responsibility involving banking and business enterprises such as M&T Bank, Ford, Dow Chemical and H.J. Heinz. A graduate of Providence College and Babson College (M.B.A.), Mr. Sullivan is qualified by reason of his accounting and finance experience to serve as a director of our company.

John B. Yasinsky. Mr. Yasinsky is the retired chairman and chief executive officer of OMNOVA Solutions Inc., Fairlawn, Ohio, a specialty chemicals, and building products company, and he is currently a director of A. Schulman, Inc. Akron, Ohio, and CMS Energy Corp., Jackson, Michigan. Prior to joining OMNOVA he served as the chairman and CEO of GenCorp., Fairlawn, Ohio, as well as Group President, Westinghouse Electric Company. Mr. Yasinsky is a graduate of Wheeling Jesuit University, the University of Pittsburgh (M.S.) and Carnegie-Mellon University (Ph.D.). His business and management experience qualify him to serve on our board of directors.

Richard A. Zappala. Mr. Zappala is the former principal and chairman of The First City Company, Pittsburgh, Pennsylvania, a real estate development and management firm, and he continues to serve as a member of its board of directors. A graduate of the University of Notre Dame and Duquesne University School of Law, Mr. Zappala has lengthy experience with the development and management of commercial real estate which qualifies him to serve on our board of directors.

Corporate Governance Principles and Board Matters
We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Our board of directors has adopted Corporate Governance Guidelines that set forth the framework within which our board of directors, assisted by its committees, directs the affairs of our organization. The Corporate Governance Guidelines address, among other things, the composition and functions of our board of directors, director independence, compensation of directors, management succession and review, board committees and selection of new directors. In addition, our board of directors has adopted Codes of Business Conduct and Ethics that apply to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. Our Corporate Governance Guidelines, as well our Codes of Business Conduct and Ethics, are available on our website at http://www.tscbank.com/governance. We expect that any amendments to our Codes of Business Conduct and Ethics, or any waivers of their requirements, will be disclosed on our website, as well as any other means required by NASDAQ rules.

Director qualifications. We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders. When considering potential director candidates, our board of directors also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of the board of directors.

We have no formal policy regarding the diversity of our board of directors. Our Nominating and Corporate Governance Committee and board of directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include personal characteristics. Our Nominating and Corporate Governance Committee’s and our board’s priority in selecting board members is identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy. Our Nominating and Corporate Governance Committee implements this goal as part of its nomination process and assesses its implementation during both the nomination process and as part of the committee’s self-assessment process.

Director independence. Under the rules of NASDAQ, independent directors must comprise a majority of our board of directors. The rules of NASDAQ, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. Our board of directors has evaluated the independence of its members based upon the rules of NASDAQ and the SEC, including as applicable those regarding members of particular committees of our board on which they serve. Applying these standards, our board of directors has affirmatively determined that each of our current directors is an independent director, with the exception of James F. Getz, our Chairman, Chief Executive Officer and President, A. William Schenck III, our Vice Chairman and Mark L. Sullivan, our Vice Chairman and Chief Financial Officer and that Michael J. Farrell, who served as a director and chairperson of our Audit Committee until his resignation on March 4, 2014, was an independent director. Messrs. Getz, Schenck and Sullivan are also employees of TriState Capital Bank. For additional information, see “Certain Relationships and Related Party Transactions.”

Leadership structure. Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors because our board of directors believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of our board of directors. Our board of directors has determined that having our Chief Executive Officer serve as Chairman of the board of directors is in the best interests of our shareholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking and investment management industries. Our board of directors views this arrangement as also providing an efficient nexus between our organization and the board of directors, enabling our board of directors to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before our board of directors in a timely manner. Because the positions of President, Chief Executive Officer and Chairman are held by the same person, our board of directors has designated Helen Hanna Casey as Lead Independent Director. The Lead Independent Director coordinates the activities of the other non-employee directors.  The Lead Independent Director’s responsibilities include presiding at executive sessions of the Board, and other responsibilities that may be assigned by the non-employee directors.

Compensation committee interlocks and insider participation. None of our independent directors, including those who are members of our Compensation Committee, is an officer or employee of TriState Capital or TriState Capital Bank. In addition, none of our executive officers serves or has served as a member of the board of directors, Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Board Committees
Our board of directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Committee. Our board of directors also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents.

Audit Committee. The Audit Committee assists our board of directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of our internal audit function and that of our independent auditors. Among other things, the Audit Committee annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information; and oversees investigations into complaints concerning financial matters, if any.

The Audit Committee works closely with our management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding to engage, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

During 2013, the members of the Audit Committee were Messrs. Dewhurst, Farrell, Graves and Seidel, each of whom satisfy the applicable independence and other requirements of the SEC and NASDAQ for Audit Committees. Mr. Farrell was the chairperson of our Audit Committee, and served as our “audit committee financial expert,” as required under the applicable rules of the SEC and NASDAQ. On March 4, 2014, Mr. Farrell resigned and Mr. Seidel was appointed interim chairperson of our Audit Committee. There were no other changes to our Audit Committee members from what was noted above.

The Audit Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. The charter of the Audit Committee is available on our website at http://www.tscbank.com/governance.

Compensation Committee. The Compensation Committee is responsible for discharging the board’s responsibilities relating to compensation of the executives and directors. Among other things, the Compensation Committee evaluates human resources and compensation strategies; reviews and approves objectives relevant to executive officer compensation; evaluates performance and determines the compensation of our executive officers in accordance with those objectives; approves any changes to non-equity based benefit plans involving a material financial commitment; recommends to the board of directors compensation for directors; and evaluates performance in relation to the Compensation Committee charter.

The members of the Compensation Committee are Helen Hanna Casey and Messrs. Dolan, Minnick, Yasinsky and Zappala, each of whom qualifies as an “independent director” as defined under the applicable rules and regulations of the SEC and NASDAQ, including those applicable to compensation committee members, a “non-employee” director under Rule 16b-3 of the Exchange Act and an “outside” director under Section 162(m) of the Internal Revenue Code. James Dolan is the chairperson of our Compensation Committee.

The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. The charter of the Compensation Committee is available on our website at http://www.tscbank.com/governance.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for discharging the board’s responsibilities relating to the corporate governance of our organization. Among other things, the Nominating and Corporate Governance Committee identifies individuals qualified to be directors consistent with the criteria approved by the board of directors and recommends director nominees to the full board of directors; ensures that the Audit and Compensation Committees have the benefit of qualified “independent directors”; oversees management continuity planning; leads the board of directors in its annual performance review; and monitors our corporate governance principles and practices.

The members of the Nominating and Corporate Governance Committee are Helen Hanna Casey and Messrs. Minnick, Seidel, Yasinsky and Zappala, each of whom qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and NASDAQ. Mr. Yasinsky is the chairperson of our Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee has adopted a written charter that among other things specifies the scope of its rights and responsibilities. The charter of the Nominating and Corporate Governance Committee is available on our website at http://www.tscbank.com/governance.

Risk Committee. The Risk Committee is responsible for overseeing our enterprise-wide risk management framework. Among other things, the Risk Committee enhances the Board’s oversight and understanding of enterprise-wide risk management activities and effectiveness and serves as a point of contact between our board of directors and our management-level Committees; monitors and reviews with management our risk tolerance and major risk exposures, including risk concentrations and correlations; reviews our enterprise risk management framework, including the policies and strategies employed by our management to identify, manage and monitor risks associated with our business objectives; and appoints, evaluates and determines the compensation for our internal auditors on non-financial reporting matters.

During 2013, the members of the Risk Committee were Messrs. Dewhurst, Dolan, Farrell and Graves. Mr. Dewhurst is the chairperson of our Risk Committee. Mr. Farrell resigned on March 4, 2014, and there were no other changes to the Risk Committee.

The Risk Committee has adopted a written charter that among other things, specifies the scope of its rights and responsibilities. The charter of the Risk Committee is available on our website at http://www.tscbank.com/governance.

Board and Committee Meetings
During 2013, the Board of Directors held twelve (12) regular full board meetings and one (1) special board meetings, with the following number of meetings held by the committees of the Board of Directors that existed during 2013: Audit, Ten (10); Compensation, Seven (7); Risk, Ten (10), and Nominating and Corporate Governance, Four (4). In 2013 each director participated in at least 75% of the meetings of the boards of director and the committees of the board on which the director served.

Report of the Audit Committee
The Audit Committee has reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered certified public accountant communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee also considered whether the provision of non-audit services to the Company is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and discussion referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission.

This report is submitted on behalf of the Audit Committee.

Michael J. Farrell, Chairman
E.H. (Gene) Dewhurst
James H. Graves
Richard B. Seidel

Additional Information
From time to time, certain of our directors and officers are involved in legal proceedings (as defined in Item 401 of Regulation S-K) in capacities not associated with their roles as officers and directors of TriState Capital. One such matter involves James J. Dolan, one of our directors. In addition to his other business ventures, Mr. Dolan has invested in real estate and other ventures. In October 2011, entities associated with a real estate project for which Mr. Dolan served as a statutory manager filed a petition for voluntary liquidation under Chapter 7 of the U.S. Bankruptcy Code and the project has been sold as a result. We do not believe the matter has a material effect on us or on Mr. Dolan’s ability to serve as director or as a member of any of our committees.

Shareholder Communications with Directors
Shareholders who desire to communicate with the Board or a specific director should send any communication, in writing, to TriState Capital Holdings, Inc., One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219, ATTN: Corporate Secretary. Any such communication should state the number of shares beneficially owned by the shareholder. TriState Capital’s Secretary will initially review all communications received. The Secretary will relay all such communications to the appropriate director or directors on a periodic basis unless the Secretary determines that the communication: does not relate to the business or affairs of TriState Capital or the functioning or constitution of the Board or any of its committees; relates to routine or insignificant matters that do not warrant the attention of the Board; is an advertisement or other commercial solicitation or communication; is frivolous or offensive; or is otherwise not appropriate for delivery to directors. The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through TriState Capital’s management and only in accordance with TriState Capital’s policies and procedures, as well as applicable laws and regulations relating to the disclosure of information.

BENEFICIAL OWNERSHIP

The following table provides information regarding the beneficial ownership of our voting stock as of March 20, 2014, for:

•	each person known to us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors and named executive officers; and

•	all directors and executive officers, as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, based and in reliance on information filed with the SEC, in our files or furnished to us. Except as indicated by the footnotes below, we believe, based on that information, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Unless otherwise noted, the address for each shareholder listed on the table below is: c/o TriState Capital Holdings, Inc., One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, Pennsylvania 15219.

The table below calculates the percentage of beneficial ownership of our common stock based on 28,690,279 shares of common stock outstanding as of March 20, 2014, except as follows. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or other convertible or exercisable securities held by that person that are currently exercisable or convertible or exercisable or convertible within sixty days of March 20, 2014. However, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

	Shares of Common Stock
Name of Beneficial Owner	Number Excluding Options	Options(1)	Percent Excluding Options	Percent(2)
Greater than 5% Shareholders
Entities affiliated with Lovell Minnick (3)	4,878,049	—	17.0%	17.0%
Warren A. Stephens/Stephens Investment Holdings, LLC (4)	2,054,937	—	7.2%	7.2%
Financial Stocks Capital Partners V LP (5)	1,500,000	—	5.2%	5.2%
Directors and Executive Officers
Helen Hanna Casey (6)	35,055	22,000	*	*
E.H. (Gene) Dewhurst (7)	201,000	22,000	*	*
James J. Dolan (8)	128,325	22,000	*	*
James F. Getz (9)	991,752	—	3.5%	3.5%
James H. Graves	12,500	3,000	*	*
James E. Minnick (10)	4,878,049	—	17.0%	17.0%
A. William Schenck III (11)	109,225	500,000	*	2.1%
Richard B. Seidel (12)	23,905	17,000	*	*
Mark L. Sullivan (13)	100,045	500,000	*	2.1%
John B. Yasinsky (14)	27,500	22,000	*	*
Richard A. Zappala	101,080	17,000	*	*
All directors and executive officers as a group (11 persons)	6,608,436	1,125,000	23.0%	25.9%

*	Represents less than 1%.

(1)	Represents shares subject to options granted under the 2006 Plan that are currently exercisable or exercisable within 60 days of March 20, 2014.

(2)
Percentage calculated based on number of shares outstanding as of March 20, 2014 plus the shares subject to options currently exercisable or exercisable within 60 days of March 20, 2014 for the named person or group but for no other person or group.

(3)
Represents 3,373,693 shares that are held of record by LM III TriState Holdings LLC and 1,504,356 shares that are held of record by LM III-A TriState Holdings LLC. Lovell Minnick Partners LLC is the managing member of Fund III UGP LLC, which is, in turn, the general partner of Lovell Minnick Equity Advisors III LP, which is, in turn, the general partner of each of Lovell Minnick Equity Partners III LP and Lovell Minnick Equity Partners III-A LP. Lovell Minnick Equity Partners III LP is the managing member of LM III TriState Holdings LLC and Lovell Minnick Equity Partners III-A LP is the managing member of LM III-A TriState Holdings LLC. As an officer of Lovell Minnick Partners LLC, Mr. Minnick may be deemed to share beneficial ownership of the shares of our common stock held by the Lovell Minnick funds. Mr. Minnick disclaims beneficial ownership of such shares. Lovell Minnick Partners LLC has voting and dispositive power over these shares. The business address for each of LM III TriState Holdings LLC and LM III-A TriState Holdings LLC is 150 N. Radnor Chester Road, Suite A200, Radnor, Pennsylvania 19087.

(4)
Includes (a) 1,970,937 shares of our common stock beneficially owned by Stephens Investments Holdings LLC (“SIH”), consisting of (i) 941,667 shares owned by SIH for its own account, and (ii) 1,029,270 shares owned by Stephens Investment Management Group, LLC, a subsidiary of SIH and a registered investment adviser, as a result of acting as investment adviser to various clients, and (b) 84,000 shares of our common stock beneficially owned by Stephens Inc., a registered broker dealer and investment adviser, as a result of acting as investment adviser to various clients. Warren A Stephens, as owner of SIH and of Stephens, Inc., is a beneficial owner of all of the shares they beneficially own. The business address for Mr. Stephens and SIH is 111 Center Street, Little Rock, Arkansas 72201.

(5)
Finstocks Capital Management V, LLC is the general partner of Financial Stocks Capital Partners V LP. Finstocks Capital Management V, LLC is a subsidiary of Elbrook Holdings, LLC, which is a subsidiary of FSI Group, LLC. FSI Group, LLC is controlled by Steven N. Stein and John M. Stein, who have voting and dispositive power over the shares of our common stock held by Financial Stocks Capital Partners V LP. The business address for Financial Stocks Capital Partners V LP is 441 Vine Street, Suite 1300, Cincinnati, Ohio 45202. The information regarding this party is based solely on the most recently available Schedule 13G filed by it with the SEC.

(6)	Includes 15,000 shares held by Ms. Casey jointly of record with her spouse, Stephen Casey.

(7)	Includes 200,000 shares held of record by Falcon Seaboard Investment Company, LP for which Mr. Dewhurst serves as the Vice President-Finance, Treasurer and Authorized Representative.

(8)	Includes 125,000 shares held by Mr. Dolan jointly of record with his spouse, Patricia D. Dolan, 3,200 shares held by Mr. Dolan's spouse individually, with respect to which Mr. Dolan disclaims beneficial ownership.

(9)
Includes of 173,118 shares held by Barclays Capital, Inc., FBO James F. Getz Individual Retirement Account, 287,173 shares held by Getz Enterprises, L.P. of which Mr. Getz is the General Partner (all of which are pledged as security by Getz Enterprises, L.P.), 41,252 shares held by Mr. Getz jointly of record with his spouse, Elinor M. Getz. The 490,209 shares owned individually by Mr. Getz are pledged as security by Mr. Getz.

(10)	See footnote 1 above.

(11)
Includes 100,000 shares held by the A. William Schenck III Revocable Trust for which Mr. Schenck serves as Trustee, 8,700 shares held by Mr. Schenck jointly of record with his spouse, Mikell Schenck, 400 shares held as custodian for the benefit of Mr. Schenck's four grandchildren.

(12)	Includes 2,500 shares held by Mr. Seidel's spouse, Mrs. Seidel, with respect to which Mr. Seidel disclaims beneficial ownership.

(13)	The 100,045 shares of common stock not subject to option are pledged as security by Mr. Sullivan.

(14)	Includes 27,500 shares held by Mr. Yasinsky jointly of record with his wife, Marlene A. Yasinsky.

We have adopted a comprehensive and detailed insider trading policy that regulates trading by our insiders, including the named executive officers and directors. Among other things, our executive officers and directors are prohibited from holding our common stock in margin accounts or pledging our common stock as collateral for a loan; provided, however, that our Securities Counsel may on a case-by-case basis grant an exception to the prohibition against holding our securities in a margin account or pledging our common stock as collateral for a loan (not including margin debt) if the executive officer or director can clearly demonstrate the financial capacity to repay the loan without resort to the pledged common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of its equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are also required to furnish TriState Capital with copies of all such reports they file. Based solely upon a review of the reports filed pursuant to Section 16 of the Exchange Act and written representations of our executive officers and directors, TriState Capital believes that its directors, executive officers and greater than ten percent beneficial owners timely filed all reports required under Section 16, except that due to an administrative oversight, Ms. Casey, Mr. Dewhurst, Mr. Dolan, Mr. Farrell, Mr. Graves, Mr. Minnick, Mr. Seidel, Mr. Yasinsky and Mr. Zappala each inadvertently made one late filing with respect to options granted to them by TriState Capital during 2013 and Mr. Dolan reported a 2013 purchase of shares by his wife individually in a timely-filed Form 5, beneficial ownership of which he has disclaimed, for which a Form 4 filing would have been required prior to the filing date of the Form 5 if Mr. Dolan is deemed to be a beneficial owner of those shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in the “Executive Compensation” section below, the following is a description of each transaction since January 1, 2013, and each proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•
any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Stephens Investment Holdings LLC
During 2013, an affiliate of Stephens Investment Holding LLC, acted as an underwriter for our initial public offering for which it was paid $2.4 million in standard underwriting discounts and fees. In addition, the affiliate was reimbursed for its out-of-pocket expenses. Also during 2013, an affiliate of Stephens Investment Holdings LLC received fees in the amount of $154,000 in connection with our Private Banking loan referral relationship. Related to our acquisition of Chartwell Investment Partners LP that closed in 2014, an affiliate of Stephens Investment Holdings LLC received fees in the amount of $354,000 for professional services.

Ordinary Banking Relationships
Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have participated in transactions with, TriState Capital Bank or us in the ordinary course of business. These transactions include deposits, loans and other financial services related transactions. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of the record date, April 1, 2014, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal shareholders, as well as their immediate family members and affiliates.

Related Party Transactions
During 2013, the Company obtained services from affiliated companies of certain directors and executive officers in the normal course of business on arms-length terms. Such services included $17,000 paid to Ascent Data Corporation and $117,000 paid to Voyager Jet Center, both companies owned by Mr. James J. Dolan. For additional information on related party transactions, see footnote 18 "Related Party Transactions" in the Company's Annual Report on Form 10-K.

Policies and Procedures Regarding Related Party Transactions
Transactions by TriState Capital or our affiliates with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by TriState Capital Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by TriState Capital Bank to its executive officers, directors, and principal shareholders). We and our wholly owned subsidiary, TriState Capital Bank, have adopted policies designed to ensure compliance with these regulatory requirements and restrictions.

In addition, our board of directors adopted a written policy governing the approval of related party transactions that complies with all applicable requirements of the SEC and NASDAQ concerning related party transactions. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of TriState Capital Holdings, Inc. include directors (including nominees for election as directors), executive officers, beneficial holders of more than 5% of our capital stock and the immediate family members of these persons. Our Chief Risk Officer, in consultation with management and outside counsel, as appropriate, reviews potential related party transactions to determine if they are subject to the policy. If so, the transaction is referred to the Nominating and Corporate Governance Committee for approval. In determining whether to approve a related party transaction, the Nominating and Corporate Governance Committee considers, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interest for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies. Our Related Party Transactions Policy is available on our website at http://www.tscbank.com/governance.

EXECUTIVE COMPENSATION

Our named executive officers for 2013, which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	James F. Getz, our President, Chief Executive Officer and Chairman of the Board;

•	A. William Schenck III, our Vice Chairman; and

•	Mark L. Sullivan, our Vice Chairman and Chief Financial Officer.

We have not entered into employment agreements with any of our executive officers or employees, each of whom serve at the pleasure of our board of directors and is an “at will” employee.

Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers for our fiscal years ended December 31, 2013, 2012 and 2011. Except as set forth in the notes to the table, all cash compensation for each of our named executive officers was paid by TriState Capital Bank, where each serves in the same capacity.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Options Awards ($) (2)	Non-equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
James F. Getz	2013	$945,000	$523,500	$—	$272,314	$—	$32,054	$1,772,868
Chairman, President and Chief Executive Officer	2012	1,500,000	650,000	—	472,150	—	31,618	2,653,768
	2011	1,500,000	—	500,000	—	—	32,161	2,032,161

A. William Schenck III	2013	425,000	—	—	—	—	43,409	468,409
Vice Chairman	2012	425,000	637,500	—	—	—	31,618	1,094,118
	2011	400,000	429,149	—	—	—	32,161	861,310

Mark L. Sullivan	2013	475,000	319,500	—	—	—	26,861	821,361
Vice Chairman and Chief Financial Officer	2012	425,000	637,500	—	—	—	16,684	1,079,184
	2011	400,000	429,149	—	—	—	16,765	845,914

(1)
The bonus compensation plan is based upon established goals for pre-tax income and earnings per share. Performance metrics are also used to further align the interests of the Company, our shareholders and the plan participants. Those metrics encompass credit quality, profitability, budget/efficiencies and safety and soundness. The bonus compensation plan is actively overseen by our Compensation Committee and reviewed by our full board of directors. Mr. Getz's bonus for 2013 was not paid until February 2014 and $194,500 of Mr. Sullivan's bonus for 2013 was not paid until February 2014.

(2)
Represents the aggregate grant date fair value calculated in accordance with applicable accounting guidance without regard to forfeitures. For additional information on our accounting for such awards, please refer to Note 14 to our audited consolidated financial statements. Mr. Getz's option awards for 2013 were not granted until January 2014.

(3)	See table below for all other compensation.

All Other Compensation Table

Name and Principal Position	Year	Health Insurance Premiums	Life & Disability Insurance Premiums	Car Allowance	Employer 401(k) Contributions	Professional Advisory Fees	Total All Other Compensation
James F. Getz	2013	$16,050	$1,454	$6,900	$7,650	$—	$32,054
Chairman, President and Chief Executive Officer	2012	16,018	1,350	6,900	7,350	—	31,618
	2011	16,561	1,350	6,900	7,350	—	32,161

A. William Schenck III	2013	16,050	1,236	6,900	7,650	11,573	43,409
Vice Chairman	2012	16,018	1,350	6,900	7,350	—	31,618
	2011	16,561	1,350	6,900	7,350	—	32,161

Mark L. Sullivan	2013	1,125	1,454	6,900	7,650	9,732	26,861
Vice Chairman and Chief Financial Officer	2012	1,084	1,350	6,900	7,350	—	16,684
	2011	1,165	1,350	6,900	7,350	—	16,765

Our Compensation Committee periodically evaluates the compensation and benefit programs for our executive officers and senior management team and makes adjustments intended to achieve our objectives, which include attracting and retaining qualified personnel, managing our compensation expense and related risks, and providing a strong link between performance and pay. For 2013, the Compensation Committee restructured Mr. Getz’s compensation package to provide more emphasis on incentive compensation, which it determined would more directly align his compensation with our business objectives, risk management efforts and the interests of our shareholders. As a result, Mr. Getz’s base salary was reduced to $945,000 for 2013 and he became eligible to receive incentive bonuses. As part of our long-term incentive initiatives, the Compensation Committee also established a supplemental executive retirement plan for Mr. Getz effective as of January 31, 2013. Upon the later to occur of his retirement or completion of 60 months of employment, the plan would pay $25,000 monthly for a period of 180 consecutive months.

Outstanding Equity Awards at 2013 Fiscal Year-End
The following table provides information regarding outstanding equity awards held by each of our named executive officers on December 31, 2013. All of the stock options shown in the table below were granted under the TriState Capital Holdings, Inc. 2006 Stock Option Plan, as amended (the "2006 Plan"). All of the stock options shown in the table below were granted with a per share exercise price equal to the fair market value of our common stock on the grant date. No stock options were exercised by the named executive officers during

2013.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units or Stock that Have Not Vested ($)
James F. Getz	12/31/2012		95,000	$10.25	12/31/2022	—	$—
A. William Schenck III	1/22/2007	500,000		$10.00	1/22/2017	—	$—
Mark L. Sullivan	1/22/2007	500,000		$10.00	1/22/2017	—	$—

(1)
Represents stock options, 50% of which vest on the date that is two and one-half years following the grant date, and the remaining 50% of which vest on the fifth anniversary of the grant date. All of the stock options shown in the table above were granted with a per share exercise price equal to the fair market value of our common stock on the grant date. For information regarding valuation of options, please refer to Note 14 to our audited consolidated financial statements.

Supplemental Executive Retirement Plan
On February 28, 2013, the Company entered into a supplemental executive retirement plan (“SERP”) for the Chairman and Chief Executive Officer. The benefits will be earned over a five year period with the projected payments for this SERP of $25,000 per month for 180 months commencing the later of retirement or 60 months. For the year ended December 31, 2013, the Company recorded expense related to SERP of $0.6 million utilizing a discount rate of 2.99% and the recorded liability was $0.6 million as of December 31, 2013.

401(k) Retirement Plan
We maintain a defined contribution 401(k) retirement savings plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code so that contributions to our 401(k) plan and income earned on those contributions are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 84% of his or her pre-tax compensation, up to a statutory limit of $17,000 for 2012 and $17,500 for 2013. Participants who are at least 50 years old are also entitled to make “catch-up” contributions, which in 2012 and 2013 may be up to an additional $5,500 above the statutory limit.

Beginning in 2011, we automatically contributed three percent of the employee’s semi-monthly base salary to the employee’s 401(k) plan on a per pay basis, subject to IRS limitations. Full-time employees are eligible to participate upon the first month following their first day of employment or having attained age 21, whichever is later. Substantially all of our employees received an automatic contribution of three percent of their base salary in 2013. We did not make any employer contributions to the plan in 2010 or 2009. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee.

Compensation of Directors
We pay our non-employee directors based on the directors’ participation in board of directors and committee meetings held throughout the year, and TriState Capital Bank pays its directors in the same manner. Messrs. Getz, Schenck and Sullivan are employees of TriState Capital Bank and as such, do not receive any direct remuneration for serving as a director of TriState Capital or TriState Capital Bank or us. During 2013, non-employee directors each received an annual retainer of $30,000. In addition directors received $1,500 per in-person board or committee meeting attended and $1,000 per telephonic board or committee meeting attended. The chairperson of our Audit Committee receives an annual fee of $12,000, the chairperson of our Risk Committee receives an annual fee of $10,000, and the chairperson of each of the Compensation Committee and the Corporate Governance Committee receive annual fees of $7,000, as compensation for their services as chairperson of such committees.

We have also granted stock options to our directors as compensation for their services. In 2013, each of our non-employee directors received options to purchase 6,000 shares of our outstanding common stock with an exercise price of $11.78 per share. It is contemplated that non-employee directors will receive similar grants of stock options for their service as members of our board of directors in future years.

The following table sets forth compensation paid, earned or awarded during 2013 to each of our directors other than Messrs. Getz,
Schenck and Sullivan, whose compensation is described in the “Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
Helen Hanna Casey	$66,000	$28,320	$94,320
E.H. (Gene) Dewhurst	92,000	28,320	120,320
James J. Dolan	79,000	28,320	107,320
Michael F Farrell (3)	86,000	28,320	114,320
James H. Graves	76,000	28,320	104,320
James E. Minnick	64,000	28,320	92,320
Richard B. Seidel	68,000	28,320	96,320
John B. Yasinsky	71,000	28,320	99,320
Richard A. Zappala	66,000	28,320	94,320

(1)
The amounts reported above include retainer fees of $40,000 to Michael Farrell, $36,000 to Gene Dewhurst, $35,000 each to James Dolan and John Yasinsky, and $30,000 to each of the remaining directors paid in cash, in December 2012, but earned in 2013. The amounts reported exclude retainer fees of $42,000 to Michael Farrell, $40,000 to Gene Dewhurst, $37,000 each to James Dolan and John Yasinsky, and 30,000 to each of the remaining directors, paid in cash in December 2013 for services to be performed in 2014.

(2)
The amount reported represents the grant date fair value of stock options granted during the applicable fiscal year and does not represent an amount paid to or realized by the director during the applicable fiscal year. The fair market value of each option award is estimated on the date of grant using the Black-Scholes option pricing model and the weighted average assumptions. For additional information regarding valuations, please refer to Note 14 to our audited consolidated financial statements.

(3)	Mr. Farrell resigned from the board of directors on March 4, 2014.

Directors have been and will continue to be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Directors are also entitled to the protection provided by the indemnification provisions in our Articles of Incorporation and Bylaws, as well as the articles of incorporation and bylaws of TriState Capital Bank.

EQUITY COMPENSATION PLANS

The following table provides information related to equity compensation plans as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	2,266,500	$10.03	1,721,000
Equity compensation plans not approved by shareholders	—	—	—
Total	2,266,500	$10.03	1,721,000

ADDITIONAL INFORMATION

Stockholder Nominees for Director
Stockholders may submit nominees for director in accordance with the Company’s bylaws. Under the Company’s bylaws, a stockholder’s notice to nominate a director must be in writing and set forth (1) as to each proposed nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A under the Exchange Act, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (2) as to such stockholder, the stockholder’s name and address, and the class and number of shares of stock of the Company that are beneficially owned by such stockholder. Nominations for director for the 2015 Annual Meeting of stockholders must generally be delivered no later than 180 days, and no more than 270 days prior to the 2015 Annual Meeting of stockholders. Nominations should be directed to: TriState Capital Holdings, Inc., One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219, ATTN: Corporate Secretary.

Stockholder Proposals for 2015
Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s Annual Meeting of stockholders in 2015 may do so by following the procedures prescribed in Exchange Act Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company at the following address: TriState Capital Holdings, Inc., One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219, ATTN: Corporate Secretary, no later than December 16, 2014.

Advance Notice Procedures
Under the Company’s bylaws, no business may be brought before an annual meeting unless it is brought before the meeting by or at the direction of the Board or by a stockholder who has delivered timely notice to the Company. Such notice must contain certain information specified in the bylaws and be delivered no later than 180 days and no more than 270 days prior to the meeting to the following address: TriState Capital Holdings, Inc., One Oxford Centre, Suite 2700, 301 Grant Street, Pittsburgh, PA 15219, ATTN: Corporate Secretary. These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Annual Report
A Copy of the Company's 2013 Annual Report on Form 10-K was distributed with these proxy materials and is also available on our website at http://www.tscbank.com/annualmeetingmaterials. Upon written request, the Company will furnish to any shareholder, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2013.

Other Matters
Management knows of no other matters to be brought before the Annual Meeting. However, should any other matter requiring a vote of the shareholders properly come before the meeting, the persons named in the enclosed proxy will vote the shares represented by the proxies on such matter as determined by a majority of the Board. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Appendix A

TRISTATE CAPITAL HOLDINGS, INC.
OMNIBUS INCENTIVE PLAN
Approved by the Board of Directors on January 18, 2014

Appendix A

TRISTATE CAPITAL HOLDINGS, INC.
OMNIBUS INCENTIVE PLANTABLE OF CONTENTS
ARTICLE I GENERAL    1
SECTION 1.1 – PURPOSE.1
SECTION 1.2 – DEFINITIONS.1
SECTION 1.3 – ADMINISTRATION.5
SECTION 1.4 – PERSONS ELIGIBLE FOR AWARDS.7
SECTION 1.5 – TYPES OF AWARDS.7
SECTION 1.6 – SHARES OF COMMON STOCK AVAILABLE FOR STOCK-BASED AWARDS.7
ARTICLE II AWARDS    9
SECTION 2.1 – AGREEMENTS EVIDENCING AWARDS.9
SECTION 2.2 – NO RIGHTS AS A SHAREHOLDER.9
SECTION 2.3 – OPTIONS.9
SECTION 2.4 – STOCK APPRECIATION RIGHTS.10
SECTION 2.5 – RESTRICTED SHARES.11
SECTION 2.6 – RESTRICTED STOCK UNITS.12
SECTION 2.7 – OTHER STOCK-BASED AWARDS.12
SECTION 2.8 – DIVIDEND EQUIVALENT RIGHTS.12
SECTION 2.9 - CHANGE IN CONTROL PROVISIONS.13
ARTICLE III QUALIFIED PERFORMANCE-BASED AWARDS    13
SECTION 3.1 – QUALIFIED PERFORMANCE-BASED AWARDS.13
ARTICLE IV MISCELLANEOUS    15
SECTION 4.1 – AMENDMENT OF THE PLAN.15
SECTION 4.2 – TAX WITHHOLDING.16
SECTION 4.3 – REQUIRED CONSENTS AND LEGENDS.16
SECTION 4.4 – CLAWBACK AND OTHER OWNERSHIP REQUIREMENTS.16
SECTION 4.5 – RIGHT OF OFFSET.17
SECTION 4.6 - NONASSIGNABILITY; NO HEDGING.17
SECTION 4.7 - SUCCESSOR ENTITY.17
SECTION 4.8 – RIGHT OF DISCHARGE RESERVED.17
SECTION 4.9 – NATURE OF PAYMENTS.17
SECTION 4.10 – NON-UNIFORM DETERMINATIONS.18
SECTION 4.11 – OTHER PAYMENTS OR AWARDS.18
SECTION 4.12 - PLAN HEADINGS.18
SECTION 4.13 – INTERNATIONAL AWARDS.18
SECTION 4.14 - TERMINATION OF PLAN.19
SECTION 4.15 - SECTION 409A.19
SECTION 4.16 – GOVERNING LAW.20
SECTION 4.17 – SEVERABILITY; ENTIRE AGREEMENT.20
SECTION 4.18 – WAIVER OF CLAIMS.20
SECTION 4.19 – NO LIABILITY WITH RESPECT TO TAX QUALIFICATION OR ADVERSE TAX TREATMENT.20
SECTION 4.20 – NO THIRD PARTY BENEFICIARIES.20
SECTION 4.21 - SUCCESSORS AND ASSIGNS OF TRISTATE.21
SECTION 4.22 - DATE OF ADOPTION AND APPROVAL OF SHAREHOLDERS.21

Appendix A

ARTICLE I
General
SECTION 1.1 – PURPOSE.
The purpose of TriState Capital Holdings, Inc. Omnibus Incentive Plan is (1) to attract, retain and motivate officers, directors, key employees and contractors of TriState or a Subsidiary (as defined below), compensate them for their contributions to TriState or a Subsidiary and encourage them to acquire a proprietary interest in TriState and/or a Subsidiary, (2) to align the interests of officers, directors, key employees and contractors with those of shareholders of TriState and (3) to assist TriState and a Subsidiary in ensuring that its compensation program does not provide incentives to take imprudent risks or risks that are otherwise inconsistent with TriState’s established risk appetite.

This Omnibus Incentive Plan replaces TriState Capital Holdings, Inc. 2006 Stock Option Plan, as amended (“2006 Plan”) for Awards granted on or after the Effective Date. Awards may not be granted under the 2006 Plan beginning on the Effective Date, but this 2013 Omnibus Incentive Plan will not affect the terms or conditions of any stock options made under the 2006 Plan before the Effective Date.
SECTION 1.2 – DEFINITIONS.
For purposes of this Omnibus Incentive Plan, the following terms have the meanings set forth below:

(a)	“2006 Plan” has the meaning set forth in Section 1.1.

(b)	“Acquisition Awards” has the meaning set forth in Section 1.6.2.

(c)	“Award” means an award made pursuant to the Plan.

(d)
“Award Agreement” means the written or electronic document that evidences each Award and sets forth its terms and conditions. As determined by the Committee, an Award Agreement may be required to be executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award.

(e)	“Bank” means TriState Capital Bank, a Pennsylvania state banking corporation, and a wholly-owned subsidiary of TriState.

(f)	“Board” means the Board of Directors of TriState.

(g)	“Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock.

(h)	“Change in Control” means any of the following, except as otherwise provided herein:

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(i)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of TriState (not including in the securities beneficially owned by the Person any securities acquired directly from TriState or its Affiliates) representing more than 50% of the combined voting power of TriState’s then outstanding securities, excluding any Person who becomes a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
(ii)    the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of offices is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of TriState) whose appointment or election by the Board or nomination for election by TriState’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on June 30, 2007, or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii)    there is consummated a merger or consolidation of TriState or any direct or indirect subsidiary of TriState with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of TriState outstanding immediately prior to the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of TriState or the surviving entity or any parent thereof outstanding immediately after the merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of TriState (or similar transaction) in which no Person is or becomes the Beneficial Owners, directly or indirectly, of securities of TriState (not including the securities Beneficially Owned by the Person any securities acquired directly from TriState or its Affiliates other than in connection with the acquisition by TriState or its Affiliates of a business) representing more than 50% of the combined voting power of TriState’s then outstanding securities; or
(iv)    the stockholders of TriState approve a plan of complete liquidation or dissolution of TriState or there is consummated an agreement for the sale or disposition by TriState of all or substantially all of TriState’s assets, other than a sale or disposition by TriState of all or substantially all of TriState’s assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of TriState in substantially the same proportions as their ownership of TriState immediately prior to the sale.

For purposes of this Section 1.2(h):

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“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

“Beneficial Owners” shall have the meaning set forth in Rule 13d-3 under the 1934 Act.

“Person” shall have the meaning given in Section 3(a)(9) of the 1934 Act, as modified and used in Sections 13(d) and 14(d) thereof, except that the term shall not include (i) TriState or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of TriState or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of the securities or (iv) a corporation owned, directly or indirectly, by the stockholders of TriState in substantially the same proportions as their ownership of stock of TriState.

Notwithstanding the foregoing provisions of this Section 1.2(h), in the event an Award issued under the Plan is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Change in Control” for purposes of the Award shall be the definition provided for under Code Section 409A and the regulations or other guidance issued thereunder.

(i)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

(j)
“Committee” means the committee authorized under Section 1.3.1 to administer the Plan. For purposes of determining and approving Awards to the President and Chief Executive Officer of TriState, the Committee shall consist of all the members of the Board who (i) satisfy the then applicable independence requirements of the principal national stock exchange on which the common stock of TriState is then traded, (ii) are “outside” directors within the meaning of Section 162(m) of the Code, and (iii) are “non-employee” directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. Such Committee may consult with the Compensation Committee, may rely on information provided to it by the Compensation Committee, and may consider the recommendations of the Compensation Committee before approving awards under this Plan. For purposes of determining and approving Awards to other executive officers, senior management, other employees, Contractors and

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Directors, the Compensation Committee of the Board, or a subcommittee of the Compensation Committee shall serve as the Committee under this Plan. Nothing in the Plan shall be construed to require the Committee or the Board to grant Awards that satisfy the requirements of Section 162(m) of the Code.

(k)	“Common Stock” means the common stock of TriState, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.4.

(l)	“Consent” has the meaning set forth in Section 4.3.2.

(m)
“Contractor” means any person who is not an Employee, performing services for TriState or a Subsidiary with or without compensation, pursuant to a written independent contractor or consulting agreement between the person and TriState or a Subsidiary, provided that bona fide services must be rendered by the person and the services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

(n)	“Covered Person” has the meaning set forth in Section 1.3.3.

(o)	“Director” means a member of the Board or a member of the board of directors of a consolidated subsidiary of TriState.

(p)	“Effective Date” has the meaning set forth in Section 4.22.

(q)	“Employee” means an employee of TriState or a Subsidiary.

(r)	“Employment' means a Grantee's performance of services for TriState or a Subsidiary, as an Employee, as determined by the Committee. The terms “employ” and “employed” will have correlative meanings.

(s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

(t)
“Fair Market Value” means, with respect to a share of Common Stock (or option or stock appreciation right in respect of a share of Common Stock) on any day, the closing sales price per share of Common Stock on the NASDAQ National Market System, on the grant date of the Award, or, if no sale is reported on that date or if the Common Stock is so listed or quoted, the fair market value as determined in accordance with a valuation methodology approved by the Committee; provided such determination or methodology that applies to stock options or stock appreciate rights exercise prices shall satisfy the requirements for exempting stock options or stock appreciation rights from treatment as deferred compensation for purposes of Section 409A.

(u)	“Grantee” means a person who receives an Award.

(v)	“Incentive Stock Option” means an option to purchase shares of Common Stock that is intended to be designated as an “incentive stock option” within the

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meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

(w)	“Officer” means an Employee who is an “officer” of TriState within the meaning of Rule 16a-1(f) under the Exchange Act.

(x)	“Plan” means this TriState Holdings, Inc. Omnibus Incentive Plan, as amended from time to time.

(y)	“Plan Action” has the meaning set forth in Section 4.3.1.

(z)
“Qualified Performance-Based Award” means an Award designated as such by the Committee at the time of grant, based upon a determination that (a) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which TriState or a Subsidiary would expect to be able to claim a tax deduction with respect to such an Award and (b) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

(aa)	“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(bb)
“Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance relating thereto, in each case as they may be from time to time amended or interpreted through further administrative guidance.

(cc)	“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

(dd)	“Subsidiary” or “Subsidiaries” means the Bank and any other direct or indirect subsidiary of TriState that meets the “related corporation” requirements of Treasury Regulation Section 1.421-1(h)(3).

(ee)	“Successor entity” has the meaning set forth in Section 4.7.

(ff)	“TriState” means TriState Capital Holdings, Inc., a Pennsylvania corporation or a successor entity contemplated by Section 4.7.

(gg)	“Tri-State Voting Securities” means, as of a given date, TriState's then outstanding securities eligible to vote for the election of the Board.
SECTION 1.3 – ADMINISTRATION.
1.3.1 The Committee will administer the Plan. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Award granted thereunder as it deems necessary or advisable. All

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Appendix A

determinations and interpretations made by the Committee will be final, binding and conclusive on all Grantees and on their legal representatives and beneficiaries. The Committee will have the authority, in its absolute discretion, to determine the persons who will receive Awards, the time when Awards will be granted, the terms of such Awards and the number of shares of Common Stock, if any, which will be subject to such Awards. Unless otherwise provided in an Award Agreement, the Committee reserves the authority, in its absolute discretion:

(a)
to amend any outstanding Award Agreement in any respect (but subject to Sections 2.3.6, 2.4.5, 2.9, Article III, 4.1, and 4.15.1), including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, to waive or amend any restrictions or conditions set forth in such Award Agreement, or to impose new restrictions and conditions, or to reflect a change in the Grantee's circumstances or to modify, amend or adjust the terms and conditions of performance goals, and

(b)	to determine whether, to what extent and under what circumstances and method or methods:

(i)	Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended,

(ii)
Shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred, subject to Code Section 409A, to the extent applicable, either automatically or at the election of the Grantee thereof or of the Committee, and

(iii)	Awards may be settled by TriState or any of its designees.
1.3.2 Actions of the Committee may be taken by the vote of a majority of its members. To the extent not inconsistent with applicable law and applicable rules and regulations of the National Association of Securities Dealers Automated Quotation (NASDAQ) or the charter of the Compensation Committee, (a) the Committee may delegate any of its powers under the Plan to a subcommittee of the Committee or to one of its members, (b) the Committee may allocate among its members any of its administrative responsibilities and (c) notwithstanding anything to the contrary contained herein, and except with respect to Article III, the Committee may delegate to one or more officers of TriState designated by the Committee from time to time the determination of Awards (and related administrative responsibilities) to Employees who are not Officers.
1.3.3 No Director or Employee exercising each such person's responsibilities under the Plan (each such person, a “Covered Person”) will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person will be indemnified and held harmless by TriState against and from any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Covered Person, with TriState 's approval in settlement thereof, or

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Appendix A

paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that TriState will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once TriState gives notice of its intent to assume the defense, TriState will have sole control over such defense with counsel of TriState's choice. To the extent any taxable expense reimbursement under this paragraph is subject to Section 409A, (a) the amount thereof eligible in one taxable year shall not affect the amount eligible in any other taxable year; (b) in no event shall any expenses be reimbursed after the last day of the taxable year following the taxable year in which the Covered Person incurred such expenses; and (c) in no event shall any right to reimbursement be subject to liquidation or exchange for another benefit. The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under TriState's certificate of incorporation or By-laws, as a matter of law, or otherwise, or any other power that TriState may have to indemnify such persons or hold them harmless.
SECTION 1.4– PERSONS ELIGIBLE FOR AWARDS.
Awards under the Plan may be made to current Employees, Contractors or Directors or, solely with respect to their final year of service, former Employees.
SECTION 1.5 – TYPES OF AWARDS.
Awards under the Plan may be in the form of any of the following, in each case in respect of Common Stock: (a) stock options, (b) stock appreciation rights, (c) restricted shares (including performance restricted shares), (d) restricted stock units (including performance restricted stock units), (e) dividend equivalent rights and (f) other equity-based or equity-related Awards (including, without limitation, the grant or offer for sale of unrestricted shares of Common Stock) that the Committee determines to be consistent with the purposes of the Plan and the interests of TriState.
SECTION 1.6 – SHARES OF COMMON STOCK AVAILABLE FOR STOCK-BASED AWARDS.
1.6.1 Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of shares of Common Stock that may be granted under the Plan is the number of authorized shares of Common Stock remaining available under the 2006 Plan as of the Effective Date and any additional shares that become available for issuance under the 2006 Plan in accordance with Section 1.6.2. The aggregate number of shares of Common Stock available for issuance under this Plan pursuant to this Section 1.6.1 shall be reduced by one share of Common Stock for every share of Common Stock subject to Awards of stock options or stock appreciation rights, restricted shares (including performance restricted shares), restricted stock units (including performance restricted stock units), dividends equivalent rights, and other equity-based or equity-related Awards (including, without limitation, the grant or offer for sale of unrestricted shares of Common Stock), unless such dividends equivalent rights or other Awards may only be settled in cash. Such shares of Common Stock may, in the discretion of the Committee, be either authorized but unissued shares or shares previously issued and reacquired by TriState. Of the total number of shares of Common Stock available for grant under this Plan pursuant to the first sentence of this Section 1.6.1, the maximum aggregate number of shares of Common Stock

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that may be subject to grants of Incentive Stock Options is the number available under the 2006 Plan as of the Effective Date.
1.6.2 Share Counting. If any shares of Common Stock subject to an Award issued under this Plan or the 2006 Plan are forfeited, canceled, expired or otherwise terminated without the transfer or issuance of such shares to the Grantee, the equivalent number of shares that were treated pursuant to Section 1.6.1 as having been used, and, thus, unavailable for Awards, shall again be available for Awards under the Plan. Shares that are retained by TriState or are delivered by the Participant to TriState to pay the exercise price or tax withholding obligation in connection with the exercise, net settlement or vesting of Awards do not become available again for future grants under the Plan. The Committee may make determinations and adopt regulations for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting (in the case of tandem awards) and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connections with such Award. Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of TriState's or a Subsidiary’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.
Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to TriState and shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 1.6.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.
1.6.3 Director Awards. In order to retain and compensate Directors for their services, and to strengthen the alignment of their interests with those of the shareholders of TriState, the Plan permits the grant of stock-based awards to Directors. Aggregate Awards to any one non-employee Director in respect of any calendar year, solely with respect to his or her service as a Director, may not exceed 50,000 shares.
1.6.4 Adjustments. The Committee shall adjust the number of shares of Common Stock authorized pursuant to Section 1.6.1 (and any limits on the number of stock-based Awards that may be granted to any Grantee under this Plan) and adjust equitably the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award is subject and the exercise or strike price of any Award), in each case in such manner as it deems appropriate (including without limitation, unless otherwise provided in an Award Agreement, by payment of cash) to preserve and prevent the enlargement of the benefits or potential benefits intended to be made available to Grantees, for any increase or decrease in the number of issued shares of Common Stock resulting from a recapitalization, spin-off, split-off, stock split, stock dividend, combination or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of TriState; provided that no such adjustment shall be made if or to the extent that it would cause any outstanding Award to fail to comply with Section 409A. After any adjustment made pursuant to this Section 1.6.4, the number of shares of Common Stock subject to each outstanding Award will be rounded down to the nearest whole number. Notwithstanding the foregoing, the Committee may, in

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its sole discretion, decline to adjust the terms of any outstanding Award to the extent it determines that such adjustment would violate applicable law or result in adverse tax consequences to the Grantee or to TriState.
ARTICLE II
Awards
SECTION 2.1 – AGREEMENTS EVIDENCING AWARDS.
Each Award will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Sections 2.3.6, 2.4.5 and 4.15.1, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of TriState or a Subsidiary. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
SECTION 2.2 – NO RIGHTS AS A SHAREHOLDER.
No Grantee (or other person potentially having rights pursuant to an Award) shall have any of the rights of a shareholder of TriState with respect to shares of Common Stock subject to an Award until the delivery of such shares (or in the case of an Award of restricted or unrestricted shares of Common Stock, the grant or registration in the name of the Grantee of such shares pursuant to the applicable Award Agreement, but then only as the Committee may include in the applicable Award Agreement). Except as otherwise provided in Section 1.6.4 or pursuant to the applicable Award Agreement, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the shares are delivered.
SECTION 2.3 – OPTIONS.
2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee or the Board may determine, subject to the limits on grants set forth in Section 2.3.7.
2.3.2 Stock Options. At the time of grant, the Committee will determine (a) whether all or any part of a stock option granted to an eligible employee will be an Incentive Stock Option and (b) the number of shares subject to such Incentive Stock Option; provided, however, that (i) the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible employee during any calendar year (under all such plans of TriState and of any subsidiary corporation of TriState) will not exceed $100,000 and (ii) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by TriState in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code. No Incentive Stock Option may be permitted to a Grantee who at the time of such grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of TriState or of any subsidiary, including a Subsidiary, unless (i) the exercise price of such stock option is at least 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted and (ii) the date on which the

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Incentive Stock Option terminates is a date not later than the day preceding the fifth anniversary of the date on which the Incentive Stock Option is granted. The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of shares subject to the Incentive Stock Option. Any stock option that is not expressly identified as an Incentive Stock Option shall be deemed to be a non-qualified stock option.
2.3.3 Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee, but, except as otherwise permitted by Section 1.6.4 or in the case of an Acquisition Award, may never be less than the Fair Market Value of the Common Stock.
2.3.4 Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years from the date on which the stock option is granted.
2.3.5 Exercise of Stock Option and Payment for Shares. The shares of Common Stock covered by each stock option may be purchased in such installments as will be determined in the Award Agreement at the time the stock option is granted. Subject to any limitations in the applicable Award Agreement, any shares not purchased on the applicable installment date may be purchased thereafter at any time before the final expiration of the stock option. To exercise a stock option, the Grantee must give written notice to TriState specifying the number of shares to be purchased and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by TriState, including: (a) personal check, (b) shares of Common Stock, valued as of the exercise date, of the same class as those to be granted by exercise of the stock option, (c) any other form of consideration approved by TriState and permitted by applicable law and (d) any combination of the foregoing. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by TriState on terms acceptable to TriState, with the provisions of the Securities Act, and any other applicable legal requirements.
2.3.6 Repricing. Except as otherwise permitted by Section 1.6.4, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price) shall require approval of the shareholders.
2.3.7 Individual Limitations. No Grantee may be granted stock options or stock appreciation rights covering in excess of five hundred thousand (500,000) shares of Common Stock in any calendar year (with tandem options and stock appreciation rights being counted only once with respect to this limit).
SECTION 2.4 – STOCK APPRECIATION RIGHTS.
2.4.1 Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee or the Board may determine, subject to the limits on grants set forth in Section 2.4.6.
2.4.2 Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.4 or in the case of an Acquisition Award, may never be less than the Fair Market Value of the Common Stock.
2.4.3 Term of Stock Appreciation Right. In no event will any stock appreciation right be

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exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.
2.4.4 Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable installment date may be exercised thereafter at any time before the final expiration of the stock appreciation right. To exercise a stock appreciation right, the Grantee must give written notice to TriState specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, subject to any limitations in the applicable Award Agreement, shares of Common Stock or cash, in the Committee's discretion, with a Fair Market Value or in an amount equal to (a) the excess of (i) the Fair Market Value of the Common Stock on the date of exercise over (ii) the exercise price of such stock appreciation right multiplied by (b) the number of stock appreciation rights exercised will be delivered to the Grantee. Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its discretion, deem necessary or desirable to assure compliance by TriState, on terms acceptable to TriState, with the provisions of the Securities Act and any other applicable legal requirements.
2.4.5 Repricing. Except as otherwise permitted by Section 1.6.4, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the shareholders.
2.4.6 Individual Limitations. No Grantee may be granted stock options or stock appreciation rights in any calendar year in excess of the limit set forth in the first sentence of Section 2.3.7 (with tandem options and stock appreciation rights being counted only once with respect to such limit).
SECTION 2.5 – RESTRICTED SHARES.
2.5.1 Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine, including, without limitation, the achievement of performance goals. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee but will be held by TriState or its designated agent until the time the restrictions lapse.
2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Unless the applicable Award Agreement provides otherwise, each Grantee of an Award of restricted shares will, during the period of restriction, have all of the rights of a shareholder holding the class or series of Common Stock that is the subject of the restricted shares, except as otherwise provided herein, including full voting rights. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any restricted share will be retained by TriState for the account of the relevant Grantee. Such dividends will revert back to TriState if for any reason the restricted share upon which such dividends were paid reverts back to TriState. Upon the expiration of the period of restriction, all such dividends made on such restricted share and retained by TriState will be paid to the relevant Grantee. Unless the applicable Award Agreement provides otherwise, additional shares or other property distributed to the Grantee in respect of restricted shares, as dividends or otherwise, will be subject to the same restrictions applicable to such restricted shares. Notwithstanding anything to the contrary in this Section 2.5.2, no dividends

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will be paid at a time when any performance-based goals that apply to an Award of restricted shares have not been satisfied.
SECTION 2.6 – RESTRICTED STOCK UNITS.
The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine, including, without limitation, the achievement of performance goals. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of TriState until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, or cash, securities or other property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.
SECTION 2.7 – OTHER STOCK-BASED AWARDS.
The Committee may grant other types of equity-based or equity-related Awards (including, without limitation, the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards may entail the transfer of actual shares of Common Stock to Award recipients or may be settled in cash, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
SECTION 2.8 – DIVIDEND EQUIVALENT RIGHTS.
The Committee may include in the Award Agreement with respect to any Award, other than stock options and stock appreciation rights, a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of TriState until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will, subject to Section 4.14.1, determine whether such payments will be made in cash, in shares of Common Stock or in another form, whether they will be conditioned upon the exercise or vesting of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee may deem appropriate. No payments will be made in respect of any dividend equivalent right at a time when any performance-based goals that apply to the dividend equivalent right or Award that is granted in connection with a dividend equivalent right have not been satisfied.
SECTION 2.9 - CHANGE IN CONTROL PROVISIONS.
2.9.1 The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding Awards; provided, however, that, in addition to any conditions provided for in the Award Agreement, any acceleration of the vesting, exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to any outstanding Awards in connection with a Change in Control may occur only if: (a)(i) the Change in Control occurs and (ii) the Grantee's Employment is terminated by TriState or a Subsidiary without “cause” (as defined in the Award Agreement) or by the Grantee for “good reason” (as

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defined in the Award Agreement) following such Change in Control within the period of time specified in the applicable Award Agreement; or (b) all Awards are to be settled for cash or securities and terminated or cancelled in connection with the Change in Control.
2.9.2    In the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.
2.9.3    Unless otherwise provided in the applicable Award Agreement and except as otherwise determined by the Committee, in the event of a Change in Control in which another person or entity acquires all of the issued and outstanding Common Stock of TriState, or all or substantially all of the assets of TriState as an entirety, outstanding Awards may be assumed or a substantially equivalent Award may be substituted by such successor entity or a parent or subsidiary of such successor entity, and such an assumption or substitution shall not be deemed to violate this Plan or any provision of any Award Agreement.
ARTICLE III
Qualified Performance-Based Awards
SECTION 3.1 – QUALIFIED PERFORMANCE-BASED AWARDS.
The Committee shall have the authority, at the time of grant of any Award (other than stock options and stock appreciation rights that otherwise qualify for the Section 162(m) Exemption) to designate such Award as a Qualified Performance-Based Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In such event, the Committee shall follow the following procedures:
3.1.1 Establishment of the Performance Period, Performance Goals and Formula. A Grantee's Qualified Performance-Based Award shall be determined based on the attainment of written objective performance goals approved by the Committee for a performance period established by the Committee (a) while the outcome for that performance period is substantially uncertain and (b) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the Qualified Performance-Based Award that may be payable based upon the level of attainment of the performance goals during the performance period.
3.1.2 Performance Criteria. The performance goals shall be based on one or more of the following criteria (either separately or in combination) with regard to TriState: (a) income or operating income measures (including before or after taxes, such as after-tax operating income); (b) book value or tangible book value measures; (c) revenue, sales, net revenue or net sales measures; (d) gross profit or operating profit measures (including before or after taxes or other similar measures); (e) return measures (including return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, or total shareholder return, cost of funds, earnings per share or other similar measures); (f) cash flow measures (including operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment (in each case before or after dividends) or other similar measures); (g) margins

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measures (including gross margin, operating margin, cash margin or other similar measures); (h) measures of efficiency (including operating efficiency, productivity ratios or other similar measures); (i) measures of enterprise value or share price; (j) objective measures of customer satisfaction; (k) measures of achievement of expense targets, including level of non-interest expense minus compensation, cost reductions, working capital, cash levels or the acquisition ratio or general expense ratio; (l) measures of economic value added; (m) market share measures; (n) measures of balance sheet or capital markets achievements (including debt reductions, leverage ratios, ratings achievements or other similar measures); (o) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, acquisitions and divestitures, recruiting and maintaining personnel or regulatory profile; (p) measures of investment performance; (q) measures of risk; (r) measures related to internal liquidity management (including dividends from subsidiaries to TriState or other similar measures); (s) credit management (rated credits, and non-performing assets); (t) net portfolio loan growth; (u) average non-brokered deposit growth; (v) portfolio profitability; (w) swap fee income; (x) objective measures of regulatory relations and compliance; (y) completion of strategic projects (e.g. acquisitions, loan pool purchase from strategic relationship); and (z) net assets under management.
Performance criteria may be used on an absolute or relative basis to measure the performance of TriState as a whole or any business unit(s) of TriState and/or one or more affiliates or any combination thereof, as the Committee may deem appropriate, any of the performance criteria may be determined on a per share basis (either basic or fully diluted) and any of the performance criteria may be compared to the performance of a group of peer or comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.
Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles, Statutory Accounting Principles, a combination of the preceding or such other objective principles, as may be designated by the Committee, and may provide for such objectively determinable adjustments, modifications or amendments, as the Committee may determination appropriate (including, but not limited to, for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence; (ii) related to the disposal of a segment of a business; (iii) related to a change in accounting principle under Generally Accepted Accounting Principles or Statutory Accounting Principles, as applicable; (iv) related to discontinued operations; or (v) attributable to the business operations of any entity acquired by TriState during the calendar year).
3.1.3 Certification of Performance Goals. Following the completion of each performance period, the Committee shall have the sole discretion to determine whether the applicable performance goals have been met with respect to a given Grantee and, if they have, shall so certify in writing and ascertain the amount of the applicable Qualified Performance-Based Award. No Qualified Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Qualified Performance-Based Award actually paid to a given Grantee may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee.
3.1.4 Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum number of Qualified Performance-Based Awards that may be granted to any one Employee under the Plan in any calendar year is five hundred thousand (500,000) shares of Common Stock or, in the event such Qualified Performance-Based Award is paid in cash, the equivalent cash

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value thereof on the first day of the performance period to which such Award relates, as determined by the Committee. Furthermore, any Qualified Performance-Based Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (a) with respect to a Qualified Performance-Based Award that is payable in cash, by a measuring factor for each calendar year greater than a reasonable rate of return set by the Committee, or (b) with respect to a Qualified Performance-Based Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. For the avoidance of doubt, the limit set forth in this Section 3.1.4 is subject to adjustment in accordance with Section 1.6.4.
ARTICLE IV
Miscellaneous
SECTION 4.1 – AMENDMENT OF THE PLAN.
4.1.1 The Board may amend, alter, suspend, discontinue or terminate the Plan, subject to the approval of stockholders of TriState to the extent required by applicable law. However, unless otherwise provided in an Award Agreement, or required to maintain the Plan in compliance with applicable law, the Board may not suspend, discontinue, revise or amend the Plan in any respect whatsoever, that adversely affects, in any material manner, the rights, duties or obligations of any Grantee with respect to an Award without the consent of such Grantee.
4.1.2 Unless otherwise determined by the Board, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency, except that shareholder approval shall be required for any amendment to the Plan (i) that materially increases the benefits available under the Plan, (ii) to reduce the exercise price of stock options or stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price) or (iii) to permit the sale or other disposition of an Award of a stock option or a stock appreciation right to an unrelated third party for value. For purposes of compliance with Section 162(m) of the Code, at the discretion of the Board, the performance criteria in Section 3.1.2 (or other designated performance criteria) shall again be subject to approval by TriState's shareholders no later than the first shareholder meeting that occurs in the year following the fifth (5th) anniversary of the Effective Date.
SECTION 4.2 – TAX WITHHOLDING.
Grantees shall be solely responsible for any applicable taxes (including without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any shares of Common Stock pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of TriState or a Subsidiary relating to an Award (including without limitation, FICA tax), unless otherwise provided in an Award Agreement, (a) TriState and a Subsidiary may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including shares of Common Stock otherwise deliverable) the minimum required to meet the tax withholding obligation or (b) the Committee will be entitled to require that the Grantee remit cash to

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TriState or a Subsidiary (through payroll deduction or otherwise) or previously owned shares of Common Stock or other property, in each case in an amount sufficient in the opinion of TriState to satisfy such withholding obligation.
SECTION 4.3 – REQUIRED CONSENTS AND LEGENDS.
4.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 4.14.2, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.
4.3.2 The term “Consent” as used in this Article IV with respect to any Plan Action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, or any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (b) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (c) any applicable requirement of the Code, (d) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law, (e) any and all consents by the Grantee to TriState's or a Subsidiary’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (f) any and all consents or other documentation required by the Committee. Nothing herein will require TriState to list, register or qualify the shares of Common Stock on any securities exchange.
SECTION 4.4 – CLAWBACK AND OTHER OWNERSHIP REQUIREMENTS.
Awards under the Plan shall be subject to the clawback policy, recapture policy, and share ownership and holding requirement policy, if any, that TriState may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to TriState or a Subsidiary after they have been distributed or paid to the Grantee.
SECTION 4.5 – RIGHT OF OFFSET.
Except with respect to Awards that are intended to be “deferred compensation” subject to Section 409A, TriState will have the right to offset against its obligation to deliver shares of Common Stock (or cash other securities or other property) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to TriState or a Subsidiary pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to TriState or a Subsidiary and any amounts the Committee otherwise deems appropriate pursuant to any such policy or agreement.

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SECTION 4.6 – NONASSIGNABILITY; NO HEDGING.
No Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, except as may be otherwise provided in the Award Agreement, consistent with Section 4.1.2. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 4.6 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.
SECTION 4.7 – SUCCESSOR ENTITY.
Unless otherwise provided in the applicable Award Agreement and except as otherwise determined by the Committee, in the event of a Change in Control in which another person or entity acquires all of the issued and outstanding Common Stock of TriState or all or substantially all of the assets of TriState, outstanding Awards may be assumed or a substantially equivalent award may be substituted by such successor entity or a parent or subsidiary of such successor entity.
SECTION 4.8 – RIGHT OF DISCHARGE RESERVED.
Nothing in the Plan or in any Award Agreement will confer upon any Grantee the right to continued Employment by TriState or a Subsidiary or affect any right which TriState or a Subsidiary may have to terminate such Employment.
SECTION 4.9 – NATURE OF PAYMENTS.
4.9.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for TriState and a Subsidiary by the Grantee. Awards under the Plan may, in the discretion of the Committee, and subject to Section 4.14.1, be made in substitution in whole or in part for cash or other compensation otherwise payable to a participant in the Plan. Only whole shares of Common Stock will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
4.9.2 All such grants and deliveries will constitute a special discretionary payment to the Grantee and unless otherwise provided in an Award Agreement or the Committee specifically provides otherwise, will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of TriState or under any agreement with the Grantee.
SECTION 4.10 – NON-UNIFORM DETERMINATIONS.
4.10.1 The Committee's determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of

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the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee's Employment has been terminated for purposes of the Plan.
4.10.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules.
SECTION 4.11 – OTHER PAYMENTS OR AWARDS.
Nothing contained in the Plan will be deemed in any way to limit or restrict TriState or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
SECTION 4.12 – PLAN HEADINGS.
The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
SECTION 4.13 – INTERNATIONAL AWARDS.
With respect to Awards issued to Participants who reside or work outside of the United States of America and who are not and (are not expected to be) “covered employees” within the meaning of Code Section 162(m), the Committee may, in its discretion, amend the terms of the Plan or the applicable Award in order to conform such term with the requirements of local law or to obtain more favorable tax or other treatment for the Participant, TriState or one of its Subsidiaries.
SECTION 4.14 – TERMINATION OF PLAN.
The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the tenth (10th) anniversary of the Effective Date, and provided further, that except as otherwise permitted under Sections 1.3 and 4.1, all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
SECTION 4.15 – SECTION 409A.
4.15.1 The Board and the Committee shall have full authority to give effect to any statement in an Award Agreement to the effect that an Award is intended to be “deferred compensation” subject to Section 409A, to be exempt from Section 409A or to have other intended treatment under Section 409A and/or other provision of the Code. To the extent necessary to give effect to this authority, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to the subject matter of this paragraph, the Plan shall govern.
4.15.2 Without limiting the generality of Section 4.15.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A: (a) references to termination of the Grantee's employment will mean the Grantee's separation from service with TriState

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and a Subsidiary within the meaning of Section 409A; (b) any payment to be made with respect to such Award in connection with the Grantee’s separation from service with TriState or a Subsidiary within the meaning of Section 409A that would be subject to the limitations in Section 409A(a)(2)(b) of the Code shall be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A; (c) to the extent necessary to comply with Section 409A, any cash, other securities, other Awards or other property that TriState or a Subsidiary may deliver in lieu of shares of Common Stock in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the shares of Common Stock that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A); (d) with respect to any required Consent described in Section 4.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminated notwithstanding any prior earning or vesting; (e) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the regulations promulgated under the Code), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment; (f) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the regulations promulgated under the Code), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and (g) unless the Committee determines otherwise, for purposes of determining whether the Grantee has experienced a separation from service with TriState or a Subsidiary within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with TriState, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the regulations promulgated under the Code, provided that the language “at least 20 percent” is used instead of "at least 80 percent" each place it appears in Section 1.414(c)-2(b)(2)(i) of the regulations promulgated under the Code.
SECTION 4.16 – GOVERNING LAW.
THE PLAN WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
SECTION 4.17 – SEVERABILITY; ENTIRE AGREEMENT.
If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements communications, representations and warranties between them, whether written or oral with respect to the subject matter

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thereof except as set forth herein in regards to the 2006 Plan.
SECTION 4.18 – WAIVER OF CLAIMS.
Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the Grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, TriState or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).
SECTION 4.19 – NO LIABILITY WITH RESPECT TO TAX QUALIFICATION OR ADVERSE TAX TREATMENT.
Notwithstanding anything to the contrary contained herein, in no event shall TriState or a Subsidiary be liable to a Grantee on account of an Award's failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.
SECTION 4.20 – NO THIRD PARTY BENEFICIARIES.
Except as expressly provided therein, neither the Plan nor any Award Agreement will confer on any person other than TriState, a Subsidiary, and the Grantee of such Award, any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.3 will inure to the benefit of a Covered Person's estate and beneficiaries and legatees.
SECTION 4.21 – SUCCESSORS AND ASSIGNS OF TRISTATE.
The terms of the Plan will be binding upon and inure to the benefit of TriState, and, where appropriate, a Subsidiary, and any successor entity contemplated by Section 4.7.
SECTION 4.22 – DATE OF ADOPTION AND APPROVAL OF SHAREHOLDERS.
The Plan was adopted on January 18, 2014 by the Board and is subject to, and will become effective upon receipt of, approval by the shareholders of TriState (the “Effective Date”).

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Appendix B

TRISTATE CAPITAL HOLDINGS, INC.
SHORT-TERM INCENTIVE PLAN
Approved by Board of Directors: January 18, 2014

Appendix B

TRISTATE CAPITAL HOLDINGS, INC
SHORT-TERM INCENTIVE PLAN

ARTICLE I
General

SECTION 1.1 – PURPOSE.

Consistent with the compensation philosophy of TriState Capital Holdings Inc., the purposes of this Short-Term Incentive Plan (“Plan”) include supporting TriState’s high-performance culture, promoting articulated strategic and financial performance objectives, and retaining and motivating the officers, key employees of TriState and its Subsidiaries who have been designated by the Committee to participate in the Plan for a specified Performance Period. The Plan provides Participants with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for the Performance Period.

It is intended that amounts payable under this Plan to Participants who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code can be “qualified performance-based compensation” within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder shall be so interpreted and construed to achieve such result to the maximum extent possible, but the Committee is not required to grant Awards that satisfy the requirements of Section 162(m).

ARTICLE II
Definitions

2.1    “Annual Base Salary” shall mean for any Participant an amount equal to the rate of annual base salary in effect or approved by the Committee or other authorized person at the time the performance goals are established for a Performance Period, including any base salary that otherwise would be payable to the Participant during the Performance Period but for his or her election to defer receipt thereof.

2.2    “Applicable Period” shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (a) 90 days after the commencement of the Performance Period and (b) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within an Applicable Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

2.3    “Award” shall mean the terms and conditions of an incentive arrangement for a Participant that is payable on the condition that performance goals for a Performance Period and any other terms and conditions specified in the Plan or the Award are satisfied. The amount of any Award may be expressed in U.S. Dollars, Stock-Based Awards, or in a combination of cash and

1

Appendix B

Stock-Based Awards. The amount may be determined pursuant to a formula that is consistent with the provisions of the Plan. Awards intended to be “qualified performance-based compensation” must be approved by the Committee in accordance with the terms of the Plan.

2.4    “Board” shall mean the Board of Directors of TriState.

2.5     “Cause” shall mean: (i) failure or refusal of Participant to implement or follow the reasonable written policies of TriState or to perform the services associated with Participant’s employment with TriState provided that Participant’s failure or refusal is not based upon Participant’s belief, in good faith, as expressed to TriState in writing, that the implementation thereof would be unlawful; (ii) intentional wrongful conduct which results or which TriState reasonably concludes could result in a material adverse effect (financial or otherwise) to the business of TriState; (iii) embezzlement; (iv) the commission of a felony or any act rising to the level of or equivalent to a felony (v) the intentional causing of material damage to TriState’s physical or intangible property or property rights; (vi) any act involving disloyalty, dishonesty or fraud or criminal conduct; (vii) insubordination; (viii) consistent or willful disruption of a harmonious work environment; or (ix) Participant’s failure to knowingly perform his duties as an employee of TriState.

2.6    “Change in Control” shall mean any event that qualifies as a Change in Control under the Tristate Capital Holdings, Inc. Omnibus Incentive Plan.

2.7    “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.8    “Committee” shall mean the committee authorized under Section 3.1 to administer the Plan. For purposes of determining and approving Awards to the President and Chief Executive Officer of TriState, the Committee shall consist of all the members of the Board who (i) satisfy the then applicable independence requirements of the principal national stock exchange on which the common stock of TriState is then traded, (ii) are “outside” directors within the meaning of Section 162(m) of the Code, and (iii) are “non-employee” directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. Such Committee may consult with the Compensation Committee of the Board, may rely on information provided to it by the Compensation Committee, and may consider the recommendations of the Compensation Committee before approving awards under this Plan. For purposes of determining and approving Awards to other executive officers, senior management and other employees, the Compensation Committee of the Board, or a subcommittee of the Compensation Committee shall serve as the Committee under this Plan. Nothing in the Plan shall be construed to require the Committee or the Board to grant Awards that satisfy the requirements of Section 162(m) of the Code.

2.9    “Disability” shall mean a Participant is qualified for long-term disability benefits under TriState’s or Subsidiary’s disability plan or insurance policy. However, if no plan or policy is then in existence or if the Participant is not eligible to participate in the plan or policy, then it means that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is prevented from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon

2

Appendix B

medical reports or other evidence satisfactory to the Committee. Notwithstanding the foregoing, in the event an Award issued under the Plan is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of Disability for purposes of the Award shall be the definition of “disability” provided for under Code Section 409A and the regulations or other guidance issued thereunder.

2.10    “Good Reason” shall mean Participant’s resignation due to the occurrence of any of the following conditions which occurs without Participant’s written consent, provided that the requirements regarding advance notice and an opportunity to cure set forth below are satisfied: (1) a material reduction of Participant’s then current base salary unless such reduction is related to performance or is part of a generalized salary reduction affecting similarly situated employees; (2) a change in Participant’s position with the TriState that materially reduces Participant’s duties, level of authority or responsibility; or (3) the TriState conditions Participant’s continued service with the TriState on Participant’s being transferred to a site of employment that would increase Participant’s one-way commute by more than 100 miles from Participant’s then principal residence. In order for Participant to resign for Good Reason, Participant must provide written notice to the TriState of the existence of the Good Reason condition within 60 days of the initial existence of such Good Reason condition. Upon receipt of such notice, the TriState will have 30 days during which it may remedy the Good Reason condition. If the Good Reason condition is not remedied within such 30 day period, Participant may resign with Good Reason effective no later than 30 days following the expiration of the 30-day cure period, but not thereafter unless there is a different and subsequent circumstance causing Good Reason.

2.11    “Participant” shall mean an officer, key employee or other employee of TriState or any of its Subsidiaries who is designated by TriState to participate in the Plan for a Performance Period, in accordance with Article 3 hereof.

2.12    “Performance Period” shall mean any period commencing on or after January 1, 2014 for which performance goals are established pursuant to Section 4 hereof. A Performance Period may be coincident with one or more fiscal years of TriState or a portion of any fiscal year of TriState.

2.13    “Plan” shall mean this TriState Capital Holdings, Inc. Short-Term Incentive Plan as set forth herein, as it may be amended from time to time.

2.14    “Retirement” shall mean termination of a Participant’s employment with TriState solely due to retirement of the Participant upon or after attainment of age sixty-five (65).

2.15    “Shares” shall mean shares of common stock, par value $0.01 per share, of TriState.

2.16    “Stock-Based Awards” shall mean stock options, stock appreciation rights, restricted shares (including performance restricted shares), restricted stock units (including performance restricted stock units) and other equity-based Awards available for grant in accordance with and subject to the terms of the TriState Capital Holdings Inc. Omnibus Incentive Plan

3

Appendix B

2.17    “Subsidiary” shall mean TriState Capital Bank, a Pennsylvania state banking corporation, and any other subsidiary of TriState that meets the “related corporation” requirement of Treasury Regulation Section 1.421-1(h)(3).

2.18    “TriState” shall mean TriState Capital Holdings, Inc., a Pennsylvania corporation, and any successor thereto.

ARTICLE III
Administration

3.1    General. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Award granted hereunder (including reconciling any inconsistencies, correcting any defaults and addressing any omissions). The Committee’s interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.

3.2    Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1 hereof:

(a)	to designate within the Applicable Period the Participants eligible to receive an Award for one or more Performance Periods;

(b)
to establish within the Applicable Period the performance goals and other terms and conditions that are to apply to any individual Participant’s Award, including, without limitation, (i) whether, and the extent to which, a Participant’s Award shall have, as a condition to vesting, the continued employment of the Participant for a specified period of time subsequent to the end of a Performance Period, and (ii) the extent to which any payment shall be made to a Participant in the event of (A) the Participant’s termination of employment with or service to TriState or a Subsidiary due to disability, retirement, death or any other reason or (B) a Change in Control of TriState;

(c)	to establish an Award pool for a class of Participants and allocate portions of any such Award pool among such Participants;

(d)
to determine in writing prior to the payment with respect to any Award whether and the extent to which the performance goals for Performance Period and other materials terms applicable to the Award have been satisfied;

(e)	to determine whether, and under what circumstances and subject to what terms, an Award is to be paid in cash or in Stock-Based Awards, or partly in cash and partly in Stock-Based Awards;

(f)	to determine whether, and under what circumstances and subject to what

4

Appendix B

terms, an Award is to be paid in cash or in Stock-Based Awards, or partly in cash and partly in Stock-Based Awards

(g)
to determine whether, and under what circumstances and subject to what terms, an Award can be granted that is not intended to satisfy some or all the requirements of “qualified performance-based compensation” under Section 162(m) of the Code;

(h)
to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

3.3    Delegation of Power. The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of TriState or a Subsidiary as the Committee deems appropriate; provided, however, that with respect to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the applicable Performance Period or during any period in which an Award may be paid following a Performance Period, only the Committee shall be permitted to (a) designate such person to participate in the Plan for such Performance Period, (b) establish performance goals and Award for such person, and (c) certify the achievement of such performance goals.

ARTICLE IV
Performance Goals

4.1    Establishing Performance Goals. In all cases where the Award is intended to be “qualified performance-based compensation,” the Committee shall establish within the Applicable Period of each Performance Period one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal. In making other Awards, the Committee may establish performance goals in the same manner. Performance goals shall be based exclusively on one or more of the following objective corporate-wide, subsidiary, division, operating unit or individual measures: (i) income or operating income measures (including before or after taxes, such as after-tax operating income); (ii) book value or tangible book value measures; (iii) revenue, sales, net revenue or net sales measures; (iv) gross profit or operating profit measures (including before or after taxes or other similar measures); (v) return measures (including return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, or total shareholder return, cost of funds, earnings per share or other similar measures); (vi) cash flow measures (including operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment (in each case before or after dividends) or other similar measures); (vii) margins measures (including gross margin, operating margin, cash margin or other similar measures); (viii) measures of efficiency (including operating efficiency, productivity ratios or other similar measures); (ix) measures of enterprise value or share price; (x) objective measures of customer satisfaction; (xi) measures of achievement of expense targets, including level of non-interest expense minus compensation, cost reductions, working capital, cash levels or the acquisition ratio or

5

Appendix B

general expense ratio; (xii) measures of economic value added; (xiii) market share measures; (xiv) measures of balance sheet or capital markets achievements (including debt reductions, leverage ratios, ratings achievements or other similar measures); (xv) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, acquisitions and divestitures, recruiting and maintaining personnel or regulatory profile; (xvi) measures of investment performance; (xvii) measures of risk; (xviii) measures related to internal liquidity management (including dividends from subsidiaries to TriState or other similar measures); (xix) credit management (rated credits, and non-performing assets); (xx) net portfolio loan growth; (xxi) average non-brokered deposit growth; (xxii) portfolio profitability; (xxiii) swap fee income; (xxiv) objective measures of regulatory relations and compliance; (xxv) completion of strategic projects (e.g. acquisitions, loan pool purchase from strategic relationship); and (xxvi) net assets under management.

4.2    Impact of Extraordinary Items, Changes in Accounting or Other Adjustments. The measures utilized in establishing performance goals under the Plan for any given Performance Period shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in TriState’s audited financial statements, to the extent applicable, without regard to (a) extraordinary or other nonrecurring or unusual items, as determined by TriState’s independent public accountants in accordance with GAAP, or (b) changes in accounting, as determined by TriState’s independent public accountants in accordance with GAAP, unless, in each case, the Committee decides otherwise within the Applicable Period or as otherwise required under Section 162(m) of the Code. If the Committee determines that a change in the business, operations, corporate structure, or capital structure of TriState, or the manner in which it conducts its business, or their performance criteria would produce excessive or unnecessary risk to TriState or a Subsidiary, or other events or circumstances render the performance criteria to be unsuitable, the Committee may modify such performance criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause an award that is subject to Section 162(m) of the Code to fail to qualify for the performance based compensation exception to Section 162(m) of the Code.

ARTICLE V
Awards

5.1    Terms. At the time performance goals are established for a Performance Period, the Committee also shall establish an Award for each Participant or group of Participants. Awards shall be based on the achievement of one or more specified targets or metrics relating to the performance goals. The targets shall be expressed in terms of an objective formula or standard that may be based upon the Participant’s Annual Base Salary or a multiple thereof. Each Award that is subject to Section 162(m) of the Code shall specify the performance metrics or targets to be achieved, a minimum acceptable level of achievement below which no payment shall be made, and a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified performance targets or metrics. In addition, the Committee shall establish for each Performance Period a maximum Award and the goals relating to TriState, a Subsidiary, division, department, or functional performance for each

6

Appendix B

Participant and communicate such goals to each Participant prior to or during the Performance Period for which such Award may be made. Awards shall be earned by each Participant based on the level of attainment of his or her goals during the applicable Performance Period, subject to reduction in accordance with policies or modifiers established at the discretion of the Committee to reflect individual or TriState performance. Awards may also be earned by a group of Participants, subject to allocation by the Committee. As soon as practicable after the end of the applicable Performance Period, the Committee shall determine the level of attainment of the goals for each Participant or group and the Award to be made to each Participant, if any. In all cases the Committee shall have the sole and absolute discretion to reduce the amount of any payment with respect to any Award that would otherwise be made to any Participant or to decide that no payment shall be made. No Participant shall receive a payment or payments, whether in cash or in Stock-Based Awards or a combination thereof, under the Plan with respect to any year during a Performance Period having an aggregate value in excess of $10,000,000, which maximum amount shall be prorated with respect to Performance Periods that are less than one year in duration.

5.2    Payments. Payments with respect to Awards shall be made in cash or in Stock-Based Awards, or partly in cash and partly in Stock-Based Awards, and shall be made at the time determined by the Committee after the end of the Performance Period for which the Awards are payable, provided that no such payment intended to qualify as performance-based compensation under Section 162(m) of the Code shall be made unless and until the Committee has certified in writing the extent to which the applicable performance goals for such Performance Period have been satisfied and provided further that any Award which is paid on a deferred basis shall be paid pursuant to an arrangement that is intended to comply with, be exempt from, or comply with an exception to, Section 409A of the Code.

5.3    Termination of Employment. Except as otherwise provided in a written Award, if a Participant’s employment with TriState terminates for any reason other than death, Disability, Retirement, resignation for Good Reason, or termination by TriState without Cause during or after a Performance Period and before the date on which an Award for such Performance Period is paid, such Participant’s right to any payment for performance during such Performance Period shall be forfeited.

ARTICLE VI
Effective Date, Term & Miscellaneous

6.1    Effective Date and Term of Plan. The Plan shall be submitted to the shareholders of TriState for approval at the 2014 annual meeting of shareholders and, if approved by the affirmative vote of a majority of the votes cast on the issue of such approval at such meeting, shall become effective for Performance Periods beginning as of and after January 1, 2014. The Plan shall terminate as of December 31, 2018, unless terminated earlier by the Board. In the event that the Plan is not approved by the shareholders of TriState, the Plan shall be null and void with respect to Participants who are “covered employees” within the meaning of Section 162(m) of the Code, and no Awards granted to such employees, if any, before the shareholder vote shall be paid.

6.2    Amendments and Termination. The Board may amend or terminate the Plan as

7

Appendix B

it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code.

6.3    Non-Transferability of Awards. No Award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by TriState. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

6.4    Tax Withholding. TriState shall have the right to require, prior to the payment of any amount pursuant to an Award made hereunder, payment by the Participant of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award.

6.5    No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any Award made hereunder shall confer upon any person any right to continued employment by TriState or any subsidiary or affiliate of TriState or affect in any manner the right of TriState or any subsidiary or affiliate of TriState to terminate the employment of any person at any time without liability hereunder.

6.6    Designation of Beneficiary. If permitted by TriState, a Participant may file with TriState a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death after a Performance Period, but before payment of any Award for such Performance Period. Each beneficiary designation shall become effective only when filed in writing with TriState during the Participant’s lifetime on a form prescribed by the Committee. The filing with TriState of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding Award shall be payable to the Participant’s executor, administrator, legal representative or similar person.

6.7    Governing Law. The Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of Pennsylvania and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.8    Non-Exclusivity; Other Plans. Payments pursuant to the Plan shall not be treated as compensation for purposes of any other compensation or benefit plan, program or arrangement of TriState or any of its subsidiaries, unless either (a) such other plan provides that compensation, such as payments made pursuant to the Plan, are to be considered as compensation thereunder or (b) the Board or the Committee so determines in writing. Neither the adoption of the Plan nor the submission of the Plan to TriState’s shareholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive or retention arrangements,

8

Appendix B

or to award bonuses or other compensation, as it may otherwise deem appropriate.

6.9    Binding Effect. The Plan shall be binding upon TriState and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If TriState becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of TriState or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2 hereof.

6.10    Unfunded Arrangement. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of TriState for payment of any benefit hereunder. No Participant shall have any interest in any particular assets of TriState or any of its affiliates by reason of the right to receive a benefit under the Plan and any such Participant shall have only the rights of an unsecured creditor of TriState with respect to any rights under the Plan.

6.11    Clawback. Awards under the Plan shall be subject to the clawback or recapture policy, if any, that TriState may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Award be repaid to TriState or a Subsidiary after such Awards have been distributed or paid to the Partcipant.

6.12    Section 409A. It is TriState’s intent that the Plan comply with or be exempt from the requirements of Section 409A of the Code and that the Plan be administered and interpreted accordingly. If and to the extent that any payment or benefit under the Plan is determined by the TriState to constitute “nonqualified deferred compensation” subject to Section 409A and is payable to a Participant by reason of Participant’s termination of employment, then (a) such payment or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Section 409A under applicable regulations and (b) if the Participant is a “specified employee” (within the meaning of Section 409A and as determined by TriState), such payment or benefit shall be made or provided on the date that is six months and one day after the date of the Participant’s separation from service (or earlier death). Any amount not paid in respect of the six month period specified in the preceding sentence will be paid to the Participant (plus interest on any portion that would be payable in cash at the short-term applicable federal rate as defined in Section 1274(d) of the Code) in a lump sum on the date that is six months and one day after the Participant’s separation from service (or earlier death).

9

TRISTATE CAPITAL HOLDINGS, INC. - ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 2014

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Via the Internet at https://www.rtcoproxy.com/tsc and follow the instructions.
or

2.	Call toll free 1-855-635-6596 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY
TRISTATE CAPITAL HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2014
9:00 a.m., Eastern Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints James F. Bauerle and Brian S. Fetterolf, or any successors thereto, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the common stock ("TriState Common Stock") of TriState Capital Holdings, Inc. ("TriState Capital"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on Tuesday, May 20, 2014, at the Rivers Club, located at One Oxford Centre, 301 Grant Street, Suite 411 , Pittsburgh, PA 15219, at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, as indicated on the reverse hereof.
Only the shareholders of record on April 1, 2014, are entitled to notice of, attend and to vote at the Meeting or any adjournment thereof.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The Board of Directors of TriState Capital recommends that you vote "FOR" the Election of Directors, "FOR" the ratification of KPMG LLP, "FOR" the approval of the omnibus compensation plan and performance goal criteria as set forth in Appendix A to the Proxy Statement provided with this Revocable Proxy, and "FOR" the approval of the short-term compensation plan and performance goal criteria as set forth in Appendix B to the Proxy Statement provided with this Revocable Proxy.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

6217

REVOCABLE PROXY
TRISTATE CAPITAL HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2014

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1.	By Internet; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Mail.
To Vote by Internet:
Go to https://www.rtcoproxy.com/tsc prior to 3 a.m., May 20, 2014. (Use Control Number at the bottom of the page)
To Vote by Telephone:
Call 1-855-635-6596 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 20, 2014. (Use Control Number at the bottom of the page)
Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.
Mark here if you plan to attend the meeting.	☐
Mark here for address change.	☐
(if shares held at transfer agent)

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL
PLEASE DO NOT DETACH

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
	For	With-hold	For All Except		For	Against	Abstain
1. ELECTION OF CLASS II DIRECTORS	☐	☐	☐	2. RATIFICATION OF AUDITORS	☐	☐	☐

NOMINEES				3. APPROVAL OF OMNIBUS INCENTIVE PLAN AND CRITERIA	☐	☐	☐
(01) James F. Getz - 4 Year Term
(02) Richard B. Seidel - 4 Year Term				4. APPROVAL OF SHORT-TERM INCENTIVE AND CRITERIA	☐	☐	☐
(03) Richard A. Zappala - 4 Year Term

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

Date
The signer acknowledges receipt from TriState Capital prior to execution of this Proxy of the Notice of Annual Meeting and the Proxy Statement. The signer hereby revokes any and all proxies heretofore given with respect to the signer's shares of TriState Common Stock.

Please be sure to date and sign this proxy card in the box below.

Should the signer be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of TriState Capital at the Meeting of the shareholders' decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Sign above	Co-holder (if any) sign above

Where shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
SHAREHOLDER CONTROL NUMBER